As filed with the Securities and Exchange Commission on January 29, 2021

Securities Act File No. 333-240132

Investment Company Act File No. 811-23358

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 8	☒

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

(Exact Name of Registrant as Specified in Charter)

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(Address of Principal Executive Offices)

(404) 953-4900

Registrant’s Telephone Number, Including Area Code:

Dory S. Black, Esq., President

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(Name and Address of Agent for Service)

Copies of communications to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box:  ☐

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box.  ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                .

Check each box that appropriately characterizes the Registrant:

☒	Registered closed-end fund.

☐	Business development company.

☐	Interval fund.

☐	A.2 Qualified.

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	New Registrant.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)(3)
Common Shares of Beneficial Interest (2)
Preferred Shares of Beneficial Interest (2)
Subscription Rights for Common Shares (2)
Total	$200,000,000	$21,820

(1)

Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purposes of calculating the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.

(2)

There is being registered hereunder an indeterminate principal amount of common shares, preffered shares or subscription rights to purchase common shares as may be sold from time to time. In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $200,000,000.

(3)	$129.80 of which has been previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	January 29, 2021

Shares

Angel Oak Financial Strategies Income Term Trust

Common Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares

Preferred Shares

The Fund. Angel Oak Financial Strategies Income Term Trust (the “Fund”) is a non-diversified, closed-end management investment company.

Investment Objective. The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies. In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities (also known as “junk bonds”), focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. The Fund invests, under normal circumstances, at least a majority of its net assets plus the amount of any borrowings for investment purposes in securities issued by U.S. community banks. See “Investment Objective and Strategies—Community Banking Sector Focus.” Under normal circumstances, the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions, and the Fund invests, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of such financial institutions (measured at the time of purchase). The Fund also targets at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by Federal Deposit Insurance Corporation (“FDIC”) insured institutions that accept deposits and any holding company of such institutions (“depository institutions”), which includes community bank debt and securitizations of community bank debt, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The Fund invests, under normal circumstances, at least 50% of its depository institution debt investments in debt investments rated investment grade by Standard & Poor’s Rating Group (“S&P”) or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality based on the Adviser’s internal quantitative models. A significant portion of the Fund’s assets may be invested in investments rated below investment grade or that are unrated, including subordinated notes (commonly referred to the “residual” or “equity” tranche) in securitizations of community bank debt. Below investment grade securities (commonly referred to as “high yield” securities or “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses.

Investing in Shares involves a high degree of risk. See “Risks.”

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued on inside front cover page)

This prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a prospectus supplement.

Investment Adviser. The investment adviser to the Fund is Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio. Angel Oak manages approximately $10.7 billion in assets specializing in structured and corporate credit as of December 31, 2020. Angel Oak was formed and has been investing in structured credit since 2009.

Limited Term. The Fund will terminate on or before May 31, 2031 (the “Termination Date”); provided, that if the Board of Trustees (“Board”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to May 31, 2032), and (ii) once for up to an additional six months (i.e., up to November 30, 2032), in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the net asset value (“NAV”) per Share on the expiration date of the tender offer (an “Eligible Tender Offer”). The Board has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Shares held by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. An Eligible Tender Offer would be made, and Shareholders would be notified thereof, in accordance with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. See “Risks—Limited Term Risk.” Following the completion of an Eligible Tender Offer, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Termination Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the investment adviser to the Fund, Angel Oak Capital Advisors, LLC (the “Adviser”), taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Risks—Limited Term Risk.”

We may offer, from time to time, in one or more offerings, the Fund’s common shares and/or preferred shares of beneficial interest, each with a par value of $0.001 per share, and/or subscription rights to purchase common shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (each a “prospectus supplement”). You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, to or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market, or through a combination of methods of sale. The prospectus supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period, and other matters. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The prospectus supplement relating to any offering of subscription rights will set forth the number of shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the particular offering.

ii

Listing. The Fund’s Shares are listed on the New York Stock Exchange under the symbol “FINS.” On December 31, 2020 the last reported sale price of the Fund’s common shares was $16.84. The net asset value of the Fund’s common shares at the close of business on December 31, 2020, was $18.64 per share. Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

You should read this prospectus together with the applicable prospectus supplement, which contain important information about the Fund, before deciding whether to invest in the Shares, and you should retain it for future reference. This prospectus, together with the applicable prospectus supplement, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information, dated [            ], 2021, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, annual and semi-annual reports to Shareholders, and other information about the Fund, and make Shareholder inquiries by calling (855) 751-4324; by writing to the Fund at c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701; or from the Fund’s website (www.angeloakcapital.com). You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Fund’s Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

You should rely only on the information contained in this prospectus and the applicable prospectus supplement. Neither the Fund nor the Underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as your broker-dealer or bank) or, if you are a direct investor, by calling (855) 751-4324.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

If you invest directly with the Fund, you can call (855) 751 4324 to let the Fund know you wish to continue receiving paper copies of your shareholder reports Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

iii

Prospectus summary

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND

Angel Oak Financial Strategies Income Term Trust (“Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company. The Fund will have a limited term unless otherwise determined by the Fund’s Board of Trustees (“Board”). See “Limited Term” and “Risks—Limited Term Risk.”

The Fund intends to elect to be treated, and intends to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s outstanding common shares of beneficial interest, par value of $0.001 per share, are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “FINS,” and any newly issued Shares issued will trade under the same symbol. As of December 31, 2020, the Fund had outstanding 15,228,998 common shares. On December 31, 2020, the last reported sale price of the Fund’s common shares on the NYSE was $16.84 per share. The net asset value (“NAV”) of the Fund’s common shares at the close of business on December 31, 2020 was $18.64 per share.

THE OFFERING

We may offer, from time to time, in one or more offerings, our common shares and/or preferred shares, $0.001 par value per share, or our subscription rights to purchase our common shares, which we refer to collectively as the “securities.” We may issue either transferable or non-transferable subscription rights. The preferred shares are expected to be fixed rate preferred shares. In connection with a rights offering, we may sell our common shares at a price below the NAV per share and, if the subscription price in any such offering is less than the NAV per share of our common shares, then you may experience an immediate dilution of the aggregate NAV of your shares. Additionally, shareholders who do not fully exercise their rights may, at the completion of a rights offering, own a smaller proportional interest in the Fund than if they exercised their rights. The securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (each a “prospectus supplement”). You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, to or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market, or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The prospectus supplement relating to any offering of subscription rights will set forth the number of shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the particular offering.

WHO MAY WANT TO INVEST

The Fund may be an appropriate investment for long-term investors seeking the potential for:

•	current income and total return;

•	a defined term investment;

•	exposure to securities issued by financial institutions; and

•	access to professional asset management by the Adviser.

INVESTMENT OBJECTIVE

The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (or “sub-debt”), unrated debt, senior debt and high yield securities (also known as “junk bonds”), focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities, warrants and trust-preferred securities (“TruPS”) of those institutions. The Fund invests, under normal circumstances, at least a majority of its net assets plus the amount of any borrowings for investment purposes in debt securities issued by U.S. community banks. See “Investment Objective and Strategies—Community Banking Sector Focus.”

Under normal circumstances, the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions.

The Fund invests, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Fund’s 80% investment policy, the Fund may invest in debt securities, including sub-debt (i.e., debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities), unrated debt, senior debt, preferred securities, high yield securities (also known as “junk bonds”), and TruPS (i.e., securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities); equity securities, including common equity, preferred equity, convertible securities, and warrants; Structured Products (as defined herein), including community bank debt securitizations and other asset-backed securities and debt securitizations, including equity and junior debt tranches of such instruments; or derivative instruments, such as futures, options and swaps, that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, businesses in the financial institutions sector. Such derivative instruments will be valued on a mark-to-market basis. The Fund’s 80% investment policy is not fundamental and may be changed without Shareholder approval. The Fund will provide Shareholders with 60 days’ notice of any change in its 80% investment policy.

The Fund also targets at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by FDIC insured institutions that accept deposits and any holding company of such institutions (“depository institutions”), which includes community bank debt and securitizations of community bank debt which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The Fund invests, under normal circumstances, at least 50% of its depository institution debt investments in debt investments rated investment grade by Standard & Poor’s Rating Group (“S&P”) or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality based on the Adviser’s internal quantitative models. The Fund will not invest more than 15% of its net assets plus the amount of any borrowings for investment purposes in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

The Fund invests, under normal circumstances, no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers.

The Fund generally invests no more than 5% of its depository institution investments in any one depository institution.

The Fund’s portfolio is deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund concentrates its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials.

The Fund may invest indirectly in securities issued by community banks and other financial institutions through Structured Products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of community bank debt securitizations and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions (“Structured Products”). The Fund may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Fund’s investment objective, including senior debt tranches of community bank debt securitizations. These investments provide indirect exposure to, and focus on, the same types of direct investments that the Fund makes in community banks and financial institutions and, accordingly, the Fund’s investments in Structured Products and credit derivatives that provide exposure to community banks and other financial institutions are considered an investment in community banks and financial institutions. The Fund uses such instruments to seek to complement its overall strategy and enhance the diversity of its holdings.

The Fund does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.

The Fund may also incur leverage to the extent permitted by the 1940 Act. See “Leverage.”

Although the Fund normally seeks to invest substantially all of its assets in securities issued by financial institutions, the Fund reserves the ability to invest up to 20% of its assets in other types of securities and instruments (measured at the time of purchase). Additionally, the Fund may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

The Fund may invest without limitation in securities (e.g., non-investment grade sub-debt and junior debt tranches of Structured Products) that are illiquid and expects that a substantial portion of its assets will be illiquid. The Fund may also invest in restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws).

Community banking focus

The Fund intends to pursue its investment objective by investing principally in public and privately-held community banks located throughout the United States. The Fund generally considers a “community bank” to mean banks, savings associations and their holding companies with less than $30 billion in consolidated assets that serve local markets. As of June 30, 2020, the banking sector is a highly fragmented $3 trillion sector, comprised of over 5,000 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, the Adviser believes that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations.

MARKET OPPORTUNITY

The number of commercial banks in the United States has been steadily declining for decades, and this trend is expected to continue given the many incentives that exist for community banks to acquire or merge with other institutions.

The resulting industry consolidation generally has had a favorable impact on the value of community bank sub-debt, especially those debt securities issued by smaller institutions, which tend to be acquired by larger and stronger banks. In most merger/acquisition scenarios the acquirer assumes the liabilities and continues to service any outstanding debt of the acquired institution. The outcome is often an upgrade in the overall perceived credit quality of the debt, leading to price appreciation.

INVESTMENT OPPORTUNITIES

The primary market for new debt issuance for depository financial institutions is about $100 billion annually. New issuance for banks with less than $30 billion in assets, the segment the Adviser finds most attractive, is expected by the Adviser to reach approximately $5 to $6 billion in 2020. The Adviser believes it can find attractive opportunities in banks at the smaller end of the asset size spectrum that are issuing unrated sub-debt. The Adviser believes there is an opportunity to identify community bank securities that will provide compelling risk-adjusted returns on an absolute basis. In addition, the Adviser believes these investments have the potential to provide returns that are more attractive relative to other opportunities in corporate credit. The Adviser also believes there is an opportunity for capital appreciation on unrated securities.

PORTFOLIO COMPOSITION

The Fund’s portfolio will consist primarily of:

Subordinated debt, senior debt and preferred securities of banks and diversified financial companies

Subordinated debt securities, sometimes also called “junior debt” or “sub-debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock, and common stock issued by the bank. Many subordinated debt securities may be unrated and some may be considered high yield securities or “junk bonds.” See “—High Yield Securities.” Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Community bank subordinated debt securities and Structured Products collateralized by such securities typically have floating or variable interest rates based on the London Inter-bank Offered Rate (“LIBOR”) or a future replacement rate, or may have a fixed coupon for a period of years and then convert to a floating rate, and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “Risks—LIBOR Risk.”

High yield securities

The Fund may invest up to 50% of its net assets plus the amount of any borrowings for investment purposes in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Structured Products

The Fund may invest in Structured Products, including community bank debt securitizations and other asset-backed securities and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities and may be difficult for the Fund to sell particular within a reasonable time at a favorable price. However, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. The senior and junior tranches of Structured Products collateralized by community bank debt securitizations typically have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “Risks—LIBOR Risk.”

Subordinated/equity tranches of Structured Products

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

Derivatives

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also invest in swaps, including total return swaps and credit default swaps, options and warrants. The Fund will, under normal circumstances, invest no more than 25% of its net assets plus the amount of any borrowings for investment purposes in derivative instruments, excluding derivative instruments used for hedging purposes.

Convertible securities

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and preferred stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust preferred securities

The Fund may invest in TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a parent corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

International securities

The Fund invests, under normal circumstances, no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund intends to invest in securities of companies in developed markets.

CLOSED-END, LIMITED TERM FUND STRUCTURE AND ELIGIBLE TENDER OFFER

The Fund has been organized as a non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that closed-end fund Shareholders do not have the right to redeem their Shares on a daily basis.

The Fund will terminate on or before May 31, 2031 (the “Termination Date”); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Termination Date: (i) once for up to one year (i.e., up to May 31, 2032), and (ii) once for up to an additional six months (i.e., up to November 30, 2032), in each case upon the affirmative vote of a majority of the Board and without Shareholder approval. In determining whether to extend the Termination Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. See “Risks—Limited Term Risk.” In addition, within twelve months preceding the Termination Date, the Board may (but is not required to) cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all Shareholders to purchase Shares of the Fund at a price equal to the net asset value (“NAV”) per Share on the expiration date of the tender offer. The Board has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”).

In an Eligible Tender Offer, the Fund will offer to purchase all Shares held by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. An Eligible Tender Offer would be made, and Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. See “Risks—Limited Term Risk.” Following such completion of the Eligible Tender Offer, the Board may eliminate the Termination Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and without Shareholder approval unless such approval is required by the 1940 Act. In making such decision, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser.

The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Certain Provisions in the Declaration of Trust and By-Laws” and “Risks—Limited Term Risk.”

LEVERAGE

The Fund may seek to enhance the level of its current distributions to its Shareholders through the use of leverage to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund generally may not (1) borrow money in an amount greater than 33 1/3% of the Fund’s Managed Assets (which equates to 50% of its net assets) or (2) issue preferred shares in an amount greater than 50% of the Fund’s Managed Assets (which equates to 100% of its net assets). If the Fund uses a combination of borrowing money and issuing preferred shares, the maximum allowable leverage will be between 33 1/3% and 50% (but in no event more than 50%) of the Fund’s Managed Assets based on the relative amounts borrowed or preferred shares issued. However, the Fund is expected to limit leverage to 40% of the Fund’s Managed Assets immediately after giving effect to the leverage. Under the 1940 Act, the Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of total assets, including the proceeds of leverage). Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of preferred shares outstanding, the Fund is required to have at least two dollars of total assets, including the proceeds of leverage).

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 40% of the Fund’s Managed Assets immediately after giving effect to the leverage. The Fund has entered into a revolving credit facility with IBERIABANK. As of December 31, 2020, the Fund has approximately $116,394,000 in outstanding borrowings under the revolving credit facility and reverse repurchase agreements.

Managed Assets includes total assets (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”). In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 40% of Managed Assets (at the time of borrowing). The Fund’s leverage strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. See “Risks—Leverage Risk”. The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage and is in the best interests of the Fund.

Common Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board. The Board has authorized issuance of an unlimited number of common shares. Each share has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses. As of December 31, 2020, 15,228,998 common shares of the Fund were outstanding.

Preferred Shares

The Fund is authorized to issue an unlimited number of shares that have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares (“Fixed Rate Preferred Shares”). Any Fixed Rate Preferred Shares issued by the Fund will pay distributions at a fixed rate, which may be reset after an initial period. Any borrowings may be at fixed or floating rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risks—Leverage Risk.” The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. The Fund may borrow money to the extent permitted by applicable law in accordance with its investment restrictions.

THE ADVISER

Angel Oak, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio. Angel Oak manages approximately $10.7 billion in assets specializing in structured and corporate credit as of December 31, 2020. Angel Oak was formed and has been investing in structured credit since 2009. Angel Oak is located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326. The Adviser is controlled by the Managing Partners, Michael A. Fierman and Sreeniwas V. Prabhu.

MANAGEMENT FEE

The Fund will pay the Adviser a monthly fee computed at the annual rate of 1.35% of the Fund’s average daily Managed Assets. If the Fund utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which includes the principal amount of outstanding borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. See “Leverage.”

EXPENSE LIMITATION AGREEMENT

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets (the “0.25% Expense Limit”) through at least May 31, 2022 (the “0.25% Limitation Period”). Separately, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 2.50% of the Fund’s net assets (together with the 0.25% Expense Limit, the “Expense Limits”) through at least June 5, 2022 (together with the 0.25% Limitation Period, the “Limitation Periods”). Each Expense Limit may be eliminated at any time by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. Prior to the end of a Limitation Period, the applicable Expense Limit may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to an Expense Limit if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

ADMINISTRATOR, FUND ACCOUNTANT, CUSTODIAN AND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) acts as administrator and fund accountant to the Fund and U.S. Bank National Association (“U.S. Bank”) acts as the custodian to the Fund.

Pursuant to the Fund’s agreements with Fund Services and U.S. Bank, they will receive a portion of fees from the Fund for services performed as administrator, fund accountant and custodian, as applicable. Fund Services expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.

Fund Services acts as transfer agent and dividend disbursing agent to the Fund.

DISTRIBUTIONS

The Fund currently makes regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Shareholders. The Fund also currently makes annual distributions of its realized “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). At times, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Distributions by the Fund may include a return of capital, if the Board determines that such distributions are in the best interests of Shareholders. Dividend and capital gains distributions generally are used to purchase additional Shares of the Fund. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Shareholders whether they are reinvested in Shares of the Fund or received in cash.

In accordance with the Fund’s Declaration of Trust (the “Declaration of Trust”) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due have been declared and made on all outstanding preferred shares of the Fund. Any partial distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

In the event that for any calendar year the total distributions on the Fund’s preferred shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. Any amount in excess of a shareholder’s remaining outstanding basis will constitute gain to such shareholder.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their NAV. The Fund’s common shares have historically traded at a discount to the Fund’s NAV. Common shares of closed-end investment companies may trade during some periods at prices higher than their NAV and during other periods at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.

In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors. See “Risk Factors” and “Description of the Securities.” The common shares are designed primarily for long term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase. Preferred shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

DIVIDEND REINVESTMENT PLAN

The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, distributions of dividends and capital gains are automatically reinvested in Shares of the Fund by Fund Services (“Plan Agent”). Unless a Shareholder indicates another option on the account application or otherwise opts-out, Shareholders holding at least one full Share of the Fund will be automatically enrolled in the Plan. Shareholders who receive distributions in the form of additional Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Shareholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase the Fund’s Managed Assets on which an advisory fee is payable to the Adviser. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee regarding the Plan. It is expected that Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Plan. See “Dividend Reinvestment Plan” for more information and on how to withdraw from the Plan.

BOARD

The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are Independent Trustees. See “Management of the Fund.”

SUMMARY OF TAXATION

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distribution Policy” and “Tax Aspects.”

INVESTOR SUPPORT SERVICES

The Fund has retained Destra Capital Advisers LLC (“Destra”) to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of financial intermediaries, communicating with the New York Stock Exchange (“NYSE”) specialist for the Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and hosting and maintaining a website for the Fund. The Fund pays Destra a services fee in an annual amount equal to 0.10% of the average daily value of the Fund’s Managed Assets through the Termination Date (as may be extended in accordance with the terms described herein). The compensation received by Destra pursuant to the investor support services agreement is for ongoing investor support services.

RECENT MARKET DISRUPTIONS

In December 2019, a novel strain of coronavirus (also known as “COVID-19”) surfaced in China and has since been detected in numerous countries, including the United States. COVID-19 spread quickly and has been identified as a global pandemic by the World Health Organization. In response, governmental authorities have imposed restrictions on travel and the temporary closure of many corporate offices, retail stores, restaurants, fitness clubs and manufacturing facilities and factories in affected jurisdictions, including, beginning in March 2020, in the United States. The ongoing spread of COVID-19 has had, and will continue to have, a material adverse impact on the global economy, including the U.S. economy, as cross border commercial activity and market sentiment have been negatively impacted by the outbreak and government and other measures seeking to contain its spread. Local, state, federal and numerous non-U.S. governmental authorities have imposed travel restrictions, business closures and other quarantine measures on service providers and other individuals that remain in effect on the date of this prospectus. These have resulted in the effective cessation of all business activity deemed non-essential by such governmental authorities. Periods of market disruption and instability, like the one due to the COVID-19 outbreak, could severely adversely impact the companies in which the Fund invests and significantly reduce the Fund’s returns.

LISTING

The Fund’s Shares have been approved for listing on the NYSE, subject to notice of issuance. See “Description of Capital Structure.” The trading or “ticker” symbol of the Shares is “FINS.” Shares of the Fund may trade at a discount the Fund’s NAV. See “Risks—Market Discount Risk.”

SUMMARY OF PRINCIPAL RISKS

The principal risks of investing in the Fund are summarized below. There may be circumstances that could prevent the Fund from achieving its investment objective and you may lose money by investing in the Fund. You should carefully consider the Fund’s investment risks before deciding whether to invest in the Fund. An investment in the Fund is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a more complete discussion of the risks of investing in the Fund, see “Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund.

Banks and diversified financials concentration risk

The Fund’s assets will be concentrated in the group of industries related to banks and diversified financials, potentially exposing it to greater risks than companies that invest in multiple sectors. The Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns, including those impacting a particular region, than larger banks. Community banks may also be subject to greater lending risks than larger banks, including the risks associated with mortgage loans. The ability of management of financial institutions to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Community banks may have fewer resources to devote towards employing and retaining strong management employees and implementing a thorough compliance program. Additionally, banking institutions are subject to substantial regulations that could adversely affect their ability to operate and the value of the Fund investments, including from future banking regulations. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.

Closed-end fund risks

The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Fund may trade at a discount the Fund’s NAV. See “Risks—Market Discount Risk.”

Conflicts of interest risk

There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. Additionally, because the amount of fees paid to the Adviser for its services is based on Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Convertible securities risk

Convertible securities may be subordinate to other securities. The total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, including a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Credit risk

Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Derivatives risk

Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument: the possible default of the other party to the transaction: and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Distributions risk

The Fund’s distributions may include a return of capital, thus reducing a Shareholder’s cost basis in his or her Fund Shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A Shareholder who receives a capital distribution may be subject to tax even though the Shareholder has experienced a net loss on his or her investment in the Fund. Any capital returned to Shareholders through distributions will be distributed after the payment of fees and expenses. Shareholders who periodically receive payment of a distribution consisting of a return of capital may he under the impression that they are receiving net income or profits when they are not. A return of capital to Shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Equity risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity market may experience declines and companies whose equity securities are in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

Extension risk

When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Fixed-income instruments risk

Investments in fixed-income instruments are subject to interest rate, credit, maturity, duration, prepayment and general market risk. The issuer of fixed-income instruments may be unable or unwilling to make timely principal and/or interest payments or otherwise honor its obligations.

Floating or variable rate securities risk

Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities (also known as “junk bonds”), although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

General market risk

The capital markets may experience periods of disruption, instability and volatility due to, among other things, social, political, economic and other conditions and events such as natural disasters, epidemics and pandemics. Such conditions may materially and adversely affect the markets globally and the issuers, industries, governments and jurisdictions in which the Fund invests, which may have a negative impact on the Fund’s performance. Most recently, the COVID-19 outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on financial institutions and consequently harm the Fund’s performance.

High yield securities risk

The below investment grade instruments in which the Fund invests (also known as “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Illiquid securities risk

It is expected that a substantial portion of the securities and instruments held by the Fund will not trade on any exchange and will be illiquid.

Interest rate risk

The Fund is exposed to risks associated with changes in interest rates. When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline. Interest rates have been historically low for much of the time following the recent financial crises, and the risk that interest rates may increase may be greater than the likelihood they will decline or remain unchanged if the financial recovery continues.

International securities risk

International securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value.

Large investors risk

Ownership of Shares of the Fund may be concentrated among certain institutional investors who purchase Shares. The ownership of large numbers of Shares of the Fund by one or more institutional investors could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of Shareholders. Dispositions of Shares by large investors could adversely impact the market price and premium or discount to NAV at which the Shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding Shares among a limited number of investors and the applicable restrictions on resale, the trading volume of Shares may be lesser than that of funds of a similar size whose shares are more widely held. As a result, there may be less secondary market liquidity for the Shares, the Shares may be subject to wider bid-ask spreads and the market price of the Shares may fluctuate more sharply.

Leverage risk

The Fund may use leverage, which will cause the Fund’s NAV to be more volatile than it would otherwise be, may cause the Fund to experience losses if earnings on the investments made with borrowed money do not cover the costs of borrowing and may increase the risk of investing with the Fund. In addition, when short-term interest rates rise without a corresponding increase in long-term interest rates, the benefits the Fund derives from leverage will be reduced, which may cause the Fund to reduce its distributions to Shareholders. A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments. If the asset coverage for preferred shares or debt securities declines to less than two hundred or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may have to sell a portion of its investments at an inopportune time.

LIBOR risk

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. community bank subordinated debt and other instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate utilized for community bank subordinated debt securities or other securities differs from that utilized for a Structured Product that holds those securities, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events. However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Limited investment opportunities risk

The market for debt issued by financial institutions, particularly those financial institutions in the U.S. community bank sector, is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available.

Limited operating history risk

The Fund is a recently organized, non-diversified, closed-end investment company with limited operating history.

Limited term risk

Unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Termination Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the termination, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Termination Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts an Eligible Tender Offer, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering

Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets. The reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. See “Risks—Limited Term Risk.”

The Adviser may have a conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV. See “Risks—Market Discount Risk.”

Liquidity and valuation risk

It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange.

Management risk

The Fund’s financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

Market discount risk

Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of Shares at the time of sale is above or below the investor’s purchase price for Shares. Because the market price of Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Shares, stability of dividends or distributions, trading volume of Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of the Fund are designed primarily for long-term investors; investors in Shares should not view the Fund as a vehicle for trading purposes.

Maturity and duration risk

Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

Non-diversification risks

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Portfolio turnover risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Potential Dilution in Rights Offerings Risk

To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, there will be an immediate dilution of the aggregate NAV of the Fund’s shares. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect shareholders who do not exercise their subscription rights. This dilution could be substantial. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering.

There is also a risk that the Fund’s largest shareholders (record date shareholders of more than 5% of the outstanding shares of common shares of the Fund) may increase their percentage ownership in and control of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Prepayment risk

During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to Shareholders.

Rating agencies risk

Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and legal risk

Legal and regulatory changes, including those implemented in connection with respect to new and existing tax laws and Dodd-Frank, could occur, which may materially adversely affect the Fund.

Repurchase agreement risk

Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund.

Reverse repurchase agreement risk

Reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all.

Risk relating to the Fund’s RIC status

To qualify and remain eligible for the special tax treatment accorded to RICs and their Shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status, which would require the Fund to pay income taxes on all of its taxable income at regular corporate tax rates.

Senior debt, subordinated debt and preferred securities of banks and diversified financial companies risk

Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, counterparty risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Some preferred securities allow the issuer to convert its preferred stock into common stock, these preferred securities are often sensitive to declining common stock values. Preferred security values can be affected by changes in interest rates. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities. Although the Fund will invest in securities and other obligations of FDIC-insured depository institutions and their affiliates, neither those securities and obligations nor your investment in the Fund will be protected by FDIC insurance.

Special Risk for Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Structured Products risk

Structured Products, including community bank debt securitizations and other asset-backed securities and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions, are subject to the normal interest rate, default and other risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which the Fund invests. The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. Such collateral may be insufficient to meet payment obligations and the quality of the collateral may decline in value or default. Also, the class of the Structured Product may be subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results. Structured Products are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in certain Structured Products or other asset-backed securities may be characterized by the Fund as illiquid securities. The Fund may invest in any tranche of a Structured Product, including the subordinated/equity tranches. If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt. In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The activities of the issuers of certain Structured Products, including bank debt securitizations, will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

Additional risks relating to investing in the subordinated/equity tranche of Structured Products.

Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Trust preferred securities risk

The risks associated with TruPS include those risks typically associated with debt securities and preferred securities, including the risk of default. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of banks and other financial institutions.

Uncertain tax treatment risk

Investments in below investment grade instruments (also known as “junk bonds”) and certain other investments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

Unrated securities risk

The Fund may purchase unrated securities which are not rated by a rating agency. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating.

U.S. Government securities risks

Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

Summary of fees and expenses

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Amounts are for the current fiscal year.

Shareholder Transaction Expenses
Sales load paid by Shareholders (1)	None
Offering Expenses Borne by the Fund (1)	None
Dividend Reinvestment and Cash Purchase Plan Fees (per sale fee) (2)	$25

(As a Percentage of Average Net Assets Attributable to Shares (i.e., Common Shares))
Annual Fund Expenses
Management Fee (3)	1.90%
Interest Payments on Borrowed Funds (4)	1.10%
Other Expenses (5)	0.35%

Total Annual Fund Operating Expenses	3.35%

(1)

In the event that the securities to which this prospectus relates are sold to or through agents, underwriters or dealers, the related prospectus supplement will disclose the applicable sales load, the estimated amount of total offering expenses (which may include offering expenses borne by third parties on behalf of the Fund), the offering price and the offering expenses borne by the Fund as a percentage of the offering price.

(2)

There will be no charges with respect to Shares issued directly by the Fund under the dividend reinvestment plan. However, whenever Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct a sale of Shares through the Plan Agent are subject to a fee of $25 plus a sales commission of $4.95.

(3)

The Adviser will receive a fee at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets. The management fee percentage calculation assumes the use of leverage by the Fund. Consequently, because the Fund has borrowings outstanding, the Management Fee as a percentage of net assets attributable to common shares is higher than if the Fund did not utilize leverage.

(4)

Assumes the use of leverage through a credit facility in an amount equal to 33.3% of the Fund’s Managed Assets at an annual interest rate expense to the Fund of 2.25%, which is based on the interest rate currently applicable under the Fund’s existing credit facility. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates.

(5)

Other expenses include accounting, legal and auditing fees of the Fund, fees payable to the Independent Trustees and payments by the Fund to Destra under an Investor Support Services Agreement between the Fund and Destra. See “Investor Support Services.”

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) total annual expenses of 3.35% of net assets attributable to the Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV per Share. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$ 34	$103	$175	$364

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the period shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the period ended January 31, 2020, has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, unless identified as unaudited. The information for the period ended July 31, 2020, is unaudited. Financial statements for the period ended January 31, 2020, appear in the Fund’s Annual Report for the fiscal period ended January 31, 2020, and financial statements for the period ended July 31, 2020, appear in the Fund’s Semi-Annual Report for the fiscal period ended July 31, 2020—both Reports are available upon request.

	For the Period Ended July 31, 2020	For the Period Ended January 31, 2020 (a)
Selected Per Share Data:
Net asset value, beginning of period	20.53	$20.00

Income from investment operations:
Net investment income (loss)	0.43	0.55
Net realized and unrealized gain (loss) on investments	(1.83)	0.80

Total from investment operations	(1.40)	1.35

Less distributions to shareholders:
From net investment income	(0.40)	(0.67)
Return of capital	(0.23)	(0.15)

Total distributions	(0.63)	(0.82)

Net asset value, end of period	18.50	$20.53

Total return on net asset value (b)(c)	(6.86%)	6.89%
Total return on market (b)(d)	(22.40)	10.86%
Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$281,665	$236,462
Ratio of expenses to average net assets after waiver and reimbursement (e)(f)(g)(h)(i)	2.19%	1.91%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (i)	2.71%	3.58%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (i)	2.94%	4.08%
Portfolio turnover rate (b)	14.99%	21.14%
Credit facility and reverse repurchase agreements, end of period (000s)	105,971	$81,514
Asset coverage per $1,000 unit of senior indebtedness (j)	3,658	$3,901
(a) Fund commenced operations on May 31, 2019.
(b) Not annualized.

(c)   Total return on net asset value is computed based upon the net asset value of common stock on the first business day and the closing net asset value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(d)   Total return on market value is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(e) Ratio of expenses to average net assets before waiver and reimbursement.	2.42%	2.41%
(f) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense.	1.61%	1.93%
(g) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense.	1.38%	1.43%
(h) Ratio of expenses to average managed assets after waiver and reinvestment excluding interest expense. Average managed assets represent the total assets of the fund, including the assets attributable to the proceeds from any forms of financial leverage, less liabilities, other than liabilities related to any form of leverage.	1.38%	1.25%
(i) Annualized for periods less than one year.

(j) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on June 14, 2018. The Fund will have an approximate 12-year limited term unless otherwise determined by the Fund’s Board. The Fund commenced operations on May 31, 2019. The Fund’s principal office is located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, and its telephone number is 404-953-4900.

Use of proceeds

The Fund currently intends to fully invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within three months after receipt thereof. However, certain investments may be delayed up to an additional three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments.

Investment objective and strategies

INVESTMENT OBJECTIVE

The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES

In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including sub-debt, unrated debt, senior debt and high yield securities (also known as “junk bonds”), focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities, warrants, and TruPS of these institutions. The Fund will, under normal circumstances, invest at least a majority of its net assets plus the amount of any borrowings for investment purposes (measured at the time of purchase) in debt securities issued by U.S. community banks. See “—Community Banking Sector Focus.”

Under normal circumstances, the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions.

The Fund invests, under normal circumstances, at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Fund’s 80% investment policy, the Fund may invest in debt securities, including sub-debt (i.e., debt securities for which the issuer’s obligations to make prinicipal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities), unrated debt, senior debt, preferred securities, high yield securities (also known as “junk bonds”), and TruPS (i.e., securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities); equity securities, including common equity, preferred equity, convertible securities, and warrants; Structured Products (as defined herein), including community bank debt securitizations and other asset-backed securities and debt securitizations, including equity and junior debt tranches of such instruments; or derivative instruments, such as futures, options and swaps, that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, businesses in the financial institutions sector. Such derivative instruments will be valued on a mark-to-market basis. The Fund’s 80% investment policy is not fundamental and may be changed without Shareholder approval. The Fund will provide Shareholders with 60 days’ notice of any change in its 80% investment policy.

The Fund also will target at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by depository institutions, which are FDIC insured institutions that accept deposits and any holding company of such institutions, which includes community bank debt and securitizations of community bank debt, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The Fund will, under normal circumstances, invest at least 50% of its depository institution debt investments in debt investments rated investment grade by S&P or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality based on the Adviser’s internal quantitative models. The Fund will not invest more than 15% of its net assets plus the amount of any borrowings for investment purposes in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

The Fund invests, under normal circumstances, no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers.

The Fund will, under normal circumstances, invest no more than 5% of its depository institution investments in any one depository institution.

The Fund’s portfolio will be deemed to be a non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials.

The Fund may invest indirectly in securities issued by community banks and other banking-related businesses through Structured Products and credit derivatives. In particular, the Fund may invest in equity and junior debt tranches of community bank debt securitizations and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other banking-related businesses (“Structured Products”). The Fund may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Fund’s investment objective, including senior debt tranches of community bank debt securitizations. These indirect investments provide exposure to and focus on the same types of direct investments that the Fund makes in community banks and banking-related businesses and, accordingly, the Fund’s investments in Structured Products and credit derivatives that provide exposure to community banks and other banking-related business are considered an investment in financial institutions. The Fund uses such instruments to seek to complement its overall strategy and enhance the diversity of its holdings.

The Fund does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.

The Fund may incur leverage to the extent permitted by the 1940 Act. See “Leverage.”

Although the Fund normally seeks to invest substantially all of its assets in securities issued by financial institutions, the Fund reserves the ability to invest up to 20% of its assets in other types of securities and instruments (measured at the time of purchase). Additionally, the Fund may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions. If the Fund does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.

The Fund may invest without limitation in securities (e.g., non-investment grade sub-debt and junior debt tranches of Structured Products) that are illiquid and expects that a substantial portion of its assets will be illiquid. The Fund may also invest in restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws) .

COMMUNITY BANKING SECTOR FOCUS

The Fund intends to pursue its investment objective by investing principally in public and privately-held community banks located throughout the United States. The Fund generally considers a “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets. As of June 30, 2020, the community banking sector is a highly fragmented $3 trillion sector, comprised of over 5,000 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities. As a result, the Adviser believes that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations. Many of these community banks are well established, having been in business on average for more than 75 years, and having survived many economic cycles, including the most recent financial crisis. The Fund intends to direct investments in numerous issuers differentiated by asset sizes, business models and geographies. The Fund may also invest in similar securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies brokerage and advisory firms, insurance companies and financial holding companies.

There are various federal statutes that regulate community banks and U.S. banking institutions in general, including, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act, the Federal Reserve Act, the National Bank Act, the Home Owners’ Loan Act of 1933 (the “HOLA”), the 1933 Act, the Exchange Act, the Investment Advisers Act and the 1940 Act. These federal statutes have been amended, often materially, over the years and may continue to be amended in the future, and the consequences of such future amendments may be materially adverse to the Fund’s investments or the financial services industry in general. In addition to these various federal statutes, federal regulatory agencies, including among others the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the FDIC and the CFPB, together in certain cases with state banking regulatory agencies (individually, a “Regulatory Agency” or, collectively, the “Regulatory Agencies”), have adopted regulations and guidelines which are subject to interpretation, and which continue to be amended and revised and such amendments and revisions or a change in interpretation of existing regulations or guidelines may be materially adverse to the Fund’s portfolio companies or the group of industries related to banks and diversified financials in general. Much of the regulatory framework that has been developed is intended to protect depositors, the FDIC and the banking system in general and, as such, stockholders in such regulated institutions may be disadvantaged, in some cases materially, by amendments and revisions to such statutes, regulations or guidelines, or interpretations thereof, or by the enforcement of such statutes and regulations by Regulatory Agencies.

MARKET OPPORTUNITY

Following the 2008 economic downturn, the banking sector in particular underwent a significant transformation in which banks were subject to higher capital requirements, increased regulatory oversight and stricter loan underwriting standards. The community banking space was one of the worst hit sectors during the crisis. Several hundred banks failed and many others were forced to merge into larger or stronger banks. Since then, the regulatory agencies have worked hard to strengthen the community banking sector to prevent the same thing from occurring again. Increased capital requirements, stricter underwriting standards, and enhanced regulatory oversight are just a few examples of how the community banking sector has changed in the past decade. Although bank default rates were low prior to the 2008 economic crisis (less than 0.40% on average since 1935, based on data from the Federal Deposit Insurance Corp. (“FDIC”)), the Adviser believes that banks in the wake of the 2008 economic crisis and continuing today are potentially more stable. In contrast to the broader corporate sector, where leverage has steadily increased to record levels, the banking sector as of December 31, 2019 has increased equity capital by more than 40% since 2007.

Market volatility has increased significantly with the spread of COVID-19. However, we believe the regulatory, capital and funding changes enacted following the financial crisis of 2007-2008 have better positioned financial institutions for the pandemic. For the banking sector in particular, the Dodd-Frank Act provides for higher capital levels and better-quality capital, improved levels of liquidity and tighter credit standards. Additionally, the banks will be the facilitators that distribute the unprecedented levels of government and central bank support and stimulus being enacted in response to COVID-19. Banks have already benefitted from significant deposit inflows and growth in government-guaranteed loans through the Small Business Administration. There are also multiple programs that support small businesses, the main borrowers of community banks. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) is currently the largest such program. A core component of the CARES Act is the provision of approximately $660 billion to guarantee loans to small businesses, known as the Paycheck Protection Program. Other benefits include use of current losses to recapture taxes paid over the past five years, the ability to immediately write off improvement of facilities rather than amortize the cost, and the ability to defer payment of Social Security taxes. However, there can be no assurance that these and similar interventions will prevent a prolonged market downturn or continued deterioration of the economy. Although the Dodd-Frank Act and other regulations have strengthened banks, a prolonged depression or financial crisis could have significant adverse effects on community banks. An overall decline in economic activity, persistent high unemployment and an increase in borrower defaults, among other things, could severely test the soundness of community banks, which may face heightened risk of failure during economic downturns relative to larger banks.

At the same time as banks have become more stable, there was significant consolidation in the banking industry, and the number of FDIC insured financial institutions in the U.S. has continued to decline. The number of commercial banks in the United States has been steadily declining for decades, and this trend is expected to continue given the many incentives that exist for community banks to acquire or merge with other institutions. Larger banks have continued to acquire smaller banks in an effort to boost profitability over the past few years. Economies of scale may be realized by larger institutions, which generally result in lower cost structures and improved efficiency ratios. Many smaller banks have found that the substantial increases in compliance costs associated with Dodd-Frank and other regulatory requirements have severely diminished the value of their business model.

Consequently, many of these banks are not meeting earnings targets and are up for sale. Acquirers are usually larger institutions, healthy enough to receive the necessary regulatory approval to engage in merger or acquisition activity.

This industry consolidation generally has had a favorable impact on the value of community bank sub-debt, especially those debt securities issued by smaller institutions, which tend to be acquired by larger and stronger banks. In most merger/acquisition scenarios the acquirer assumes the liabilities and continues to service any outstanding debt of the acquired institution. The outcome is often an upgrade in the overall perceived credit quality of the debt, leading to price appreciation. The Adviser believes the need for scale in the banking industry will drive further consolidation.

Going forward, the potential for less regulation of banks in the long term and higher interest rates in the near term could have a positive impact on bank earnings, especially for regional and community banks. Regulatory relief in the community banking sector would bring cost savings and enhanced efficiencies. Furthermore, as interest rates rise, a bank’s assets, particularly the assets of smaller banks, tend to reprice upward faster than its liabilities, resulting in an increased net interest margin. The Adviser believes that these factors may contribute to further spread tightening on sub-debt in the future.

INVESTMENT OPPORTUNITIES

The primary market for new debt issuance for depository financial institutions is about $100 billion annually. New issuance for banks with less than $30 billion in assets, the segment the Adviser finds most attractive, is expected by the Adviser to reach approximately $5 to $6 billion in 2020. The Adviser believes it can find attractive opportunities in banks at the smaller end of the asset size spectrum that are issuing unrated debt. Community bank sub-debt typically provides a high relative coupon.

Community banks are looking to raise capital to fund organic growth, potential consolidation activity, and refinance legacy government programs such as the Troubled Asset Relief Program (“TARP”) and the Small Business Lending Fund (“SBLF”). Prior to the financial crisis (2000-07), community banks issued $70 billion in TruPS to meet capital requirements for growth and general corporate purposes. Following the financial crisis, Dodd-Frank limited bank holding companies’ ability to use TruPS and other hybrid capital instruments and placed restrictions on TruPS being considered Tier 1 capital. Bank sub-debt is considered Tier 2 capital, but most community banks do not have senior debt. During and after the financial crisis, many community banks issued debt to the U.S. Treasury in the TARP and SBLF programs. Now, most community bank TARP and SBLF issuances are beginning to reset to higher rates, incentivizing community banks to refinance.

The Adviser believes there is an opportunity to identify community bank securities that will provide compelling risk-adjusted returns on an absolute basis. In addition, the Adviser believes these investments have the potential to provide returns that are more attractive relative to other opportunities in corporate credit.

Unrated debt securities, in particular sub-debt, in which the Fund expects to focus its investments are typically issued by banks at the smaller end of the asset size spectrum. The Adviser believes there is an opportunity for capital appreciation on unrated deals because the lack of coverage and ratings from the rating agencies creates an opportunity for excess risk-adjusted spread. Smaller banks tend to have less complex business models and can generally focus on lending in their communities as opposed to being involved in various noncore activities or lending outside of their footprint. The Adviser also believes the potential exists to utilize reverse inquiry to gain access to attractive opportunities under the radar of major dealers and other investors in the space.

The Adviser believes its strong reputation and the deep relationships it has and individual members of its investment team have with issuers, underwriters, financial intermediaries and sponsors will support the Adviser’s execution of its business strategy. This segment of the finance sector is typically very difficult for retail investors to access. The dislocation in the space may result in higher returns.

THE INVESTMENT PROCESS

Idea generation

The Adviser’s portfolio managers utilize various data sources to generate investment ideas. Most of the “idea generation” and sourcing of potential alpha opportunities is driven by internal research and analysis (“alpha” refers to excess returns relative to a benchmark). In addition, portfolio managers and analysts regularly monitor market conditions, trade flows and trade execution. Active market participation provides a strong understanding of current market trends, which leads to formation of immediate views on the relative value of investment opportunities within the structured fixed income markets, thus generating new investment ideas in real time.

Angel Oak’s investment committee meets frequently to discuss strategies in the context of current market events and their impact on the Fund, and existing approaches to each strategy are affirmed or altered based on these discussions. The Adviser makes its investment decisions based on its view of macroeconomic (i.e., large-scale, economy-wide) trends as well as by identifying opportunities in the capital markets it believes are providing the greatest relative value.

Research

The Adviser uses a combination of proprietary fundamental and quantitative research to analyze opportunities. Fundamental analysis involves evaluating the value of an instrument based on the issuer’s financial profile, management and other considerations, while quantitative analysis refers to a data-oriented analysis of financial information, market trends and other factors. This discipline is conducted from a bottom-up (i.e. opportunity-by-opportunity) perspective. The research team’s risk modeling analysis provides a granular focus on seeking to mitigate credit risk.

Scenario analysis is conducted to help portfolio managers understand how an individual security would perform under a range of economic and capital market conditions. Scenario analysis is completed by applying multiple interest rate, credit and cash flow assumptions. Once the critical factors for individual security selection have been evaluated, a recommendation is made. The Adviser also makes use of various third-party analytical systems and uses proprietary models to confirm or eliminate results of non-proprietary models. Portfolio managers and analysts merge the outputs of these analytical models with their own views on future market and economic conditions to generate more qualified pre-purchase assumptions.

Portfolio construction

The Adviser will construct the portfolio investments in two ways. First, the Adviser will participate in the primary market via a syndicated transaction brought to market by a broker/dealer specializing in the banking sector. These deals have the potential to trade for higher prices in the secondary market and may allow the Fund to generate secondary trading profits. Second, the Adviser will source transactions in the secondary market. Although this may be infrequent, the Adviser believes it is well suited to take advantage of opportunities in the secondary market.

The Adviser will use fundamental analysis based on publicly available information to refine the pipeline of potential issuers. The Adviser will look for healthy, well capitalized institutions with a history of sound performance. The Adviser is not interested in banks that are attempting to fill a capital hole or address their asset quality challenges. Rather, the Adviser will look for those well capitalized institutions where capital can be utilized strategically.

PORTFOLIO COMPOSITION

The Fund’s portfolio will consist primarily of:

Subordinated debt, senior debt and preferred securities of banks and diversified financial companies

Subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank. Many subordinated debt securities may be unrated and some may be considered high-yield securities or “junk bonds.” See “—High Yield Securities.” Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

Community bank subordinated debt securities and Structured Products collateralized by such securities typically have floating or variable interest rates based on the London Inter-bank Offered Rate (“LIBOR”) or a future replacement rate, or may have a fixed coupon for a period of years and then convert to a floating rate, and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “Risks—Libor Risk.”

High yield securities

The Fund may invest up to 50% of its net assets plus the amount of any borrowings for investment purposes in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Structured Products

The Fund may invest in certain Structured Products, including community bank debt securitizations. The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Fund invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally,

Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities and may be difficult for the Fund to sell particular within a reasonable time at a favorable price. However, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results. The senior and junior tranches of Structured Products collateralized by community bank debt securitizations typically have floating or variable interest rates based on LIBOR and are subject to the risks associated with securities tied to LIBOR, including the risks associated with the future replacement of LIBOR with an alternative reference rate. See “Risks—LIBOR Risk.”

Subordinated/equity tranches of Structured Products.

The Fund may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks. Equity tranches of Structured Products typically do not have a fixed coupon and payments on equity tranches will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates based on LIBOR.

Derivatives

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also invest in swaps, including total return swaps and credit default swaps, options and warrants. The Fund will, under normal circumstances, invest no more than 25% of its net assets plus the amount of any borrowings for investment purposes in derivative instruments, excluding derivative instruments used for hedging purposes.

International securities

The Fund invests, under normal circumstances, no more than 30% of its net assets plus the amount of any borrowings for investment purposes in securities issued by non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets. The Fund intends to invest in securities of companies in developed markets. The Fund may invest any amount of assets in such international securities.

Convertible securities

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and preferred stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust preferred securities

The Fund may invest in TruPS, which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund generally may not (1) borrow money in an amount greater than 33 1/3% of the Fund’s Managed Assets (which equates to 50% of its net assets) or (2) issue preferred shares in an amount greater than 50% of the Fund’s Managed Assets (which equates to 100% of its net assets). If the Fund uses a combination of borrowing money and issuing preferred shares, the maximum allowable leverage will be between 33 1/3% and 50% (but in no event more than 50%) of the Fund’s Managed Assets based on the relative amounts borrowed or preferred shares issued. However, the Fund is expected to limit leverage to 40% of the Fund’s Managed Assets immediately after giving effect to the leverage. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage generated by reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 40% of the Fund’s Managed Assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage. In August 2019, the Fund entered into a $50,000,000 credit agreement with IBERIABANK (the “Credit Facility”). The per annum rate of interest for borrowing under the Credit Facility is equal to one-month LIBOR plus 2.40% per annum.

The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does utilize leverage, what percentage of its assets such leverage will represent.

See “Risks—Leverage Risk.”

CREDIT FACILITY

The Fund may enter into definitive agreements with respect to one or more credit facilities in an aggregate amount up to 33 1/3% of the Fund’s Managed Assets immediately after giving effect to the leverage. See “Description of Capital Structure—Credit Facility.”

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.

DERIVATIVES

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act, but the leverage effect of such transactions will be treated as “portfolio leverage” subject to the Fund’s policy not to use leverage in excess of 40% of its Managed Assets. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement. The Fund’s calculation of its “portfolio leverage” includes leverage incurred by the Fund through portfolio transactions (reverse repurchase agreements or derivatives, such as swaps, futures or forward contracts), that have the effect of leverage. For the avoidance of doubt, the Fund’s calculation of its “portfolio leverage” does not include the leveraged nature of credit instruments, such as structured credit instruments, in which the Fund invests.

EFFECTS OF LEVERAGE

Assuming the utilization of leverage through borrowings of approximately 33.3% of the Fund’s Managed Assets, at an interest rate of 2.49% payable on such borrowings, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.78% in order to cover such interest payments and other expenses specifically related to borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects the use of borrowings representing 33.3% of the Fund’s Managed Assets and the Fund’s currently projected annual interest rate on its leverage of 2.49%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Share Total Return	(16.25)%	(8.75)%	(1.25)%	6.26%	13.76%

Share Total Return is composed of two elements: the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

Risks

Investors should carefully consider the risk factors described below before deciding on whether to make an investment in the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Banks and diversified financials concentration risk

Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. The Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.

The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

Asset quality and credit risk. When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract. The companies in which the Fund will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale. Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments). This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans. As is the case with any such assessments, there is always the chance that the financial institutions in which the Fund invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify. Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings. Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders. Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets. The Fund will not have control over the asset quality of the financial institutions in which the Fund will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on the Fund’s investments.

Capital risk. A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses. U.S. banking regulators have established specific capital requirements for regulated banks. Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and the international capital and liquidity requirements set forth by the Basel Committee on Banking Supervision (“Basel III”) protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The regulatory provisions under which the regulatory authorities act are intended to protect depositors. The deposit insurance fund and the banking system are not intended to protect shareholders or other investors in other securities issued by a bank or its holding company. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on the Fund’s investments.

Earnings risk. Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to shareholders. The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates. The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects. Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks. Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations. Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair the Fund’s investments.

Management risk. The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks. The Fund will not have direct or indirect control over the management of the financial institutions in which the Fund will invest and, given the Fund’s long-

term investment strategy, it is likely that the management teams and their policies may change. The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Fund invests, may have an adverse impact on the Fund’s investment.

Litigation risk. Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high. Substantial legal liability or significant regulatory action against the companies in which the Fund invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects. Legal liability or regulatory action against the companies in which the Fund invests could have material adverse financial effects on the Fund and adversely affect the Fund’s earnings and book value.

Market risk. The financial institutions in which the Fund will invest are directly and indirectly affected by changes in market conditions. Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions. Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities and derivatives of the financial institutions in which the Fund will invest. Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, and changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer. Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Fund will invest as well as adverse effects on the Fund’s results from operations and overall financial condition.

Monetary policy risk. Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions. There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment. Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions. Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

Competition. The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase. Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services. The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions. The majority of financial institutions in which the Fund will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital. Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions. It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Fund invests.

Regulatory risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate and the value of the Fund’s investments. Changes to these regulations could have an adverse effect on their operations and operating results and the Fund’s investments. The Fund expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on the Fund’s investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to the Fund’s investments. Ownership of the stock of certain types of regulated banking institutions may subject the Fund to additional regulations. Investments in banking institutions and transactions related to the Fund’s investments may require approval from one or more regulatory authorities. If the Fund were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Fund would be subject to certain restrictions and regulations.

Closed-end fund risks

The Fund is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Fund may trade at a discount to the Fund’s NAV. See “Risks—Market Discount Risk.”

Conflicts of interest risk

There are significant and potential conflicts of interest that could impact the Fund’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Fund and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Additionally, because the amount of fees paid to the Adviser for its services is based on Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Convertible securities risk

The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Credit risk

Credit risk is the risk that securities owned by the Fund will decline in value or the issuer of a security owned by the Fund will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.

Derivatives risks

The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Fund is the writer, or seller, of a swap agreement, the segregated amount will be equal to the full, un-netted amount of the Fund’s contractual obligation (the “notional amount”).

Distributions risk

The Fund’s distributions may include a return of capital, thus reducing a shareholder’s cost basis in his or her Fund shares and reducing the amount of capital available to the Fund for investment and likely increasing the Fund’s expense ratio. A shareholder who receives a capital distribution may be subject to tax even though the shareholder has experienced a net loss on his or her investment in the Fund. Shareholders who periodically receive payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. A return of capital to shareholders is a return of a portion of their original investment in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net income or profit.

Equity risk

The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

Extension risk

Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-income instruments risks

Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a fund and, therefore, the Fund’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a fund during a time of declining interest rates, the Fund might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.

Floating or variable rate securities risk

Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities (also known as “junk bonds”), although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

General market risk

The capital markets may experience periods of disruption, instability and volatility due to, among other things, social, political, economic and other conditions and events such as natural disasters, terrorism, epidemics and pandemics. Such conditions may materially and adversely affect the markets globally and the issuers, industries, governments and jurisdictions in which the Fund invests, which may have a significant negative impact on the Fund’s performance. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

For example, the novel coronavirus and related respiratory disease (COVID-19) outbreak has led to disruptions in local, regional, national and global markets and economies affected thereby. Periods of market disruption and instability, like the one due to the COVID-19 outbreak, could severely adversely impact the companies in which the Fund invests and significantly reduce the Fund’s returns. Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund or its portfolio securities, it is clear that these types of events will adversely impact the Fund and its portfolio securities. For example, obligors of banks in which the Fund invests are being significantly negatively impacted by these emerging events and the uncertainty caused by the COVID-19 outbreak. The COVID-19 outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on financial institutions, including, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact, among other things, the amount and quality of loans available for investment by the Fund’s portfolio securities and, consequently, the performance of the Fund.

The COVID-19 outbreak has resulted in the government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses resulting in significant disruption to the financial institutions in which the Fund invests, including increased loan defaults and/or difficulty in obtaining refinancing, difficulty in valuing loans during periods of increased volatility and liquidity issues. Rapidly evolving proposals and/or actions by state and federal governments to address the crisis are impacting markets, businesses and the economy in general. The Fund will be impacted if, among other things, the value of loans and other assets held on the balance sheets of the companies in which the Fund invests decreases. The Fund will also be negatively affected if the operations and effectiveness of the Adviser or a portfolio company (or any of the key personnel or service providers of the foregoing) are compromised or if necessary or beneficial systems and processes are disrupted. Remote work arrangements for an extended period of time can strain the Adviser’s business continuity plan, introducing operational risks and risks related to the Adviser’s reliance on third-party service providers for critical business activities including certain communication and information systems. As a result, if the Adviser’s business continuity plan fails or one of its third-party service providers experiences operational failures, it may have a material adverse effect on the operation of the Fund, its financial condition, liquidity and cash flows.

In general, the value of securities is affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the securities, less publicly available information about the company and less liquidity in the market for the security; (iv) the potential for price fluctuations in the security of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities.

High-yield securities risks

Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments. There is no minimum credit quality for securities in which the Fund may invest, provided that not more than 15% of the Fund’s net assets plus the amount of any borrowings for investment purposes may be invested in debt securities rated CCC+ or below by S&P or Fitch Ratings or Caa1 or below by Moody’s Investors Service.

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

Illiquid securities risks

It is expected that a substantial portion of the securities and instruments in which the Fund invests will not trade on any exchange and will be illiquid. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet shareholder repurchase requests and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities.

Interest rate risk

Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

International securities risks

Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when the Fund’s shares cannot be sold.

Foreign banks and securities depositories at which the Fund holds its international securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Less information may be publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in non-U.S. countries may differ from U.S. accounting standards. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult to completely and accurately assess a company’s financial condition.

The volume of transactions on foreign stock exchanges is generally lower than the volume of transactions on U.S. exchanges. Therefore, the market for securities that trade on foreign stock exchanges may be less liquid and their prices may be more volatile than securities that trade on U.S. securities. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Large investors risk

Ownership of shares of the Fund may be concentrated among certain institutional investors who purchase shares. The ownership of large numbers of shares of the Fund by one or more institutional investors could, depending on the size of such ownership, result in such investors being in a position to exercise significant influence on matters put to a vote of shareholders. Dispositions of shares by large investors could adversely impact the market price and premium or discount to NAV at which the shares trade. As a result of the concentration of a significant portion of the Fund’s outstanding shares among a limited number of investors and the applicable restrictions on resale, the trading volume of shares may be lesser than that of funds of a similar size whose shares are more widely held. As a result, there may be less secondary market liquidity for the shares, the shares may be subject to wider bid-ask spreads and the market price of the shares may fluctuate more sharply.

Leverage risk

The Fund presently utilizes leverage, but there can be no assurance that the Fund will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented. The Fund uses leverage through borrowings from certain financial institutions and the use of reverse repurchase agreements. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions or derivatives that have the effect of leverage in an aggregate amount up to 40% of the Fund’s Managed Assets immediately after giving effect to the leverage. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Fund’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 40% of the Fund’s Managed Assets.

The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of shares, including increased variability of the Fund’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. The Fund will also have to pay interest and dividends on its borrowings, which may reduce the Fund’s current income. This interest expense may be greater than the Fund’s current income on the underlying investment. The Fund’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased share dividends, but also creates special risks and considerations for holders of shares, including:

•	The likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage;

•	The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the shareholders;

•

The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, may result in a greater decline in the market price of the shares;

•

When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, including periods when the Fund is losing money, and because the fees paid will be calculated based on the Fund’s Managed Assets there may be a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interests;

•	Leverage increases operating costs, which will be borne entirely by the shareholders and may reduce total return; and

•	Certain types of borrowings and issuances of preferred stock by the Fund may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements.

The Adviser intends to leverage the Fund only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage and is in the best interests of the Fund. To seek to manage any potential conflicts of interest that may arise in connection with its use of leverage, the Adviser will periodically review its performance and use of leverage with the Board.

If the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and fund expenses, that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

The Fund currently intends to issue preferred shares during the next twelve months as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund’s shares, such that holders of preferred shares would have priority over the distribution of the Fund’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would have the right to elect two trustees of the Fund, voting separately as a class.

A decline in the Fund’s NAV could affect the ability of the Fund to make dividend payments. If the asset coverage for preferred shares or debt securities declines to less than two hundred or three hundred percent, respectively (as a result of market fluctuations or otherwise), the Fund may have to sell a portion of its investments at an inopportune time.

LIBOR risk

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom (the “UK”), have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission (“CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. The effect of a phase out of LIBOR on U.S. community bank subordinated debt and other instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. To the extent that any replacement rate utilized for community bank subordinated debt securities or other securities differs from that utilized for a Structured Product that holds those loans, the Structured Product would experience an interest rate mismatch between its assets and liabilities. Structured Products generally contemplate a scenario where LIBOR is no longer available by requiring the Structured Product’s administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations. Recently, some Structured Products have included, or have been amended to include, language permitting the Structured Product’s investment manager to implement a market replacement rate upon the occurrence of certain material disruption events.

However, not all Structured Products may adopt such provisions, nor can there be any assurance that Structured Products’ investment managers will undertake the suggested amendments when able. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

In the past, the level of three-month LIBOR has experienced significant fluctuations. Historical levels, fluctuations and trends of three-month LIBOR are not necessarily indicative of future levels. Any historical upward or downward trend in three-month LIBOR is not an indication that three-month LIBOR is more or less likely to increase or decrease at any time during a particular floating rate period, and historical levels of three-month LIBOR should not be taken into account as an indication of its future performance.

Limited investment opportunities risk

Certain markets in which the Fund may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. The market for debt issued by financial institutions is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available. The Fund’s primary competitors in providing financing and capital to financial institutions include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds and hedge funds. Some of the Fund’s competitors may be substantially larger than the Fund and may have access to greater financial, technical, and marketing resources that the Fund. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from other pooled investment vehicles and other classes of investors may reduce the availability of investment opportunities. Certain of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as an investment company or to the source-of-income, asset diversification and distribution requirements the Fund intends to satisfy to qualify as a RIC under Subchapter M under the Code. Certain competitors may also have higher risk tolerances or different risk assumptions, which could allow them to consider a wider array of investment opportunities than the Fund intends to consider. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Additionally, the Adviser may have to allocate the available investment opportunities between various other Funds and accounts managed by the Adviser with similar investment strategies. Such allocation decisions will be made subject to the Adviser’s Trade Aggregation and Allocation Policies and Procedures. There may also be competition to sell investments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, and volatility to increase and may exacerbate the losses of the Fund.

Limited operating history risk

The Fund is a recently organized, non-diversified, closed-end investment company with limited operating history. As a result, prospective investors in the Fund have limited track record or history for the Fund on which to base their investment decision. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective.

Limited term risk

Unless the Fund completes a tender offer to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to perpetual existence, the Fund will terminate on or about May 31, 2031 (the “Termination Date”). The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the termination, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Termination Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to shareholders. In addition, the Fund’s purchase of tendered shares pursuant to a tender offer will have tax consequences for tendering shareholders and may have tax consequences for non-tendering shareholders. The purchase of shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering shareholders. All shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered shares would not result in the Fund’s net assets totaling less than $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, no shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without shareholder approval. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining shareholders may only be able to sell their shares at a discount to NAV.

Liquidity and valuation risks

It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. In addition, the Fund’s ability to sell an instrument under favorable conditions may be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to that investment may be limited and the Adviser may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Fund’s valuation procedures, will in fact approximate the price at which the Fund could sell that instrument at the time of the fair valuation. The Fund relies on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, and absence of current or reliable market data or otherwise, which could impact the Fund’s ability to accurately value its investments or calculate its NAV.

Liquidity and valuation risks may be more pronounced in a rising interest rate environment, and the Fund that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value.” Portions of the Fund’s portfolio that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain detailed information about the Fund’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

Management of similar funds risk

The name, investment objective and policies of the Fund are similar to other funds advised by Angel Oak. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of the funds. In addition, Angel Oak’s management of similar funds gives rise to various conflicts of interest, including conflicts relating to the allocation of investment opportunities, the potential for portfolio managers to devote unequal time and attention to the management of the Fund and the other funds and the potential acquisition of material nonpublic information.

Management risk

The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could under-perform other funds with similar investment objective.

Market discount risk

Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of shares will depend entirely upon whether the market price of shares at the time of sale is above or below the investor’s purchase price for shares. Because the market price of shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for shares, stability of dividends or distributions, trading volume of shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of the Fund are designed primarily for long-term investors; investors in shares should not view the Fund as a vehicle for trading purposes.

Maturity and duration risk

Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

Non-diversification risks

The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject the Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Portfolio turnover risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

Potential Dilution in Rights Offerings

To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, there will be an immediate dilution of the aggregate NAV of the Fund’s shares. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect shareholders who do not exercise their subscription rights. This dilution could be substantial. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common shares of the Fund, may increase their percentage ownership in and control of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Preferred Share Risk

The issuance of preferred shares causes the NAV and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings (if any) on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by any rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Prepayment risk

When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Rating agencies risk

Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Regulatory and legal risks

U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. For example, the Tax Cuts and Jobs Act of 2017, among other things, significantly changes the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). These statutes and regulations may impact the investment strategies, performance, costs and operations of the Fund or the taxation of its shareholders.

Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments and limit and/or preclude the Fund’s ability to implement, or increase the Fund’s costs associated with implementing, its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Fund and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its respective investment objective.

Repurchase agreement risks

Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

Reverse repurchase agreement risks

A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

Risks relating to the Fund’s RIC status

To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the Structured Products or issuers in which the Fund invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may distribute taxable dividends that are payable in cash and shares at the election of each shareholder. Revenue Procedures issued by the IRS allow a publicly offered RIC (within the meaning of Section 67 of the Code) to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 10% of the total distribution, for distributions declared on or before December 31, 2020, and at least 20% of the aggregate declared distribution for distributions declared on or after January 1, 2021. The Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, shareholders may be re-quired to pay income taxes with respect to such dividends in excess of the cash dividends received.

Senior debt, subordinated debt and preferred securities of banks and diversified financial companies risk

Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. To the extent a bank in which the Fund invests were to be placed into a FDIC-administered receivership or conservatorship, the Fund would not be entitled to the same rights that it would have as a creditor in a typical bankruptcy proceeding, and creditors of failed banking organizations typically receive little or no recovery. See “Risks—Banks and Diversified Financials Concentration Risk—Capital risk.” In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments.

Preferred securities are subject to risks associated with both equity and debt instruments. Because some preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Although the Fund will invest in securities and other obligations of FDIC-insured depository institutions and their affiliates, neither those securities and obligations nor your investment in the Fund will be protected by FDIC insurance.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any series of Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which is expected to be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Structured Products risks

The Structured Products in which the Fund may invest include community bank debt securitizations and other asset-backed securities and debt securitizations (which may be referred to as collateralized debt securities or CDOs), which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk. The Fund (and other investors in the Structured Product) ultimately bear the credit risk associated with the underlying assets. Most Structured Products are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine, and subordinated/equity. The Fund may invest in any tranche of a Structured Product, including the subordinated/equity tranches.

The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Fund’s ability, as holder of the equity interests in a Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Fund’s RIC status, and the Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Fund’s financial performance.

If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Fund’s assets). If a Structured Product is not consolidated with the Fund, the Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.

The Fund generally may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Fund.

The activities of the issuers of certain Structured Products, including bank debt securitizations, will generally be directed by a collateral manager. In the Fund’s capacity as holder of interests in such a Structured Product, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of the Structured Product. Consequently, the success of the securitizations in will depend, in part, on the financial and managerial expertise of the collateral manager. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the Structured Product. There can be no assurance that for any Structured Product, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the Structured Product may be adversely affected. The Structured Products in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these Structured Products, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Fund as illiquid securities. An active dealer market may exist for certain of these investments that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition, certain Structured Products may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume has been small relative to other markets. Structured Products may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. To the extent a trading market exists for a Structured Product, the market value may be affected by a variety of factors, including changes in the market value or dividends paid by the underlying collateral of the Structured Product; prepayments, defaults and recoveries on the underlying collateral; and other risks associated with the underlying collateral. The leveraged nature of equity interests in Structured Products are likely to magnify the adverse impact of such factors on equity interests in Structured Products. Because of the limited market, there may be less information available to investors regarding the underlying assets of a Structured Product than if the investors invested directly in the debt of the underlying obligors.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

To the extent that an affiliate of the Adviser serves as the sponsor and/or collateral manager of a Structured Product in which the Fund invests, or the Adviser or its affiliates hold other interests in Structured Products in which the Fund invests, the Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder.

Additional risks relating to investing in the subordinated/equity tranche of Structured Products.

Up to all of the Fund’s investments in Structured Products may be in the subordinated/equity tranches. Investments in the equity tranches of Structured Products typically represent the first loss position, are unrated and are subject to greater risk. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the owners of the equity interests, which may include the Fund. Any equity interests that the Fund holds in a Structured Product will not be secured by the assets of the Structured Product or guaranteed by any party, and the Fund will rank behind all creditors of the Structured Product, including the holders of the secured notes issued by the Structured Product. Equity interests are typically subject to certain payment restrictions in the indenture governing the senior tranches. Accordingly, equity interests may not be paid in full, may be adversely impacted by defaults by a relatively small number of underlying assets held by the Structured Product and may be subject to up to 100% loss. Structured Products may be highly levered, and therefore equity interests may be subject to a higher risk of loss, including the potential for total loss. The market value of equity interests may be significantly affected by a variety of factors, including changes in interest rates, changes in the market value of the collateral held by the securitization, defaults and recoveries on that collateral and other risks associated with that collateral. The leveraged nature of equity interest is likely to magnify these impacts. Equity interests typically do not have a fixed coupon and payments on equity interests will be based on the income received from the underlying collateral and the payments made to the senior tranches, both of which may be based on floating rates. While the payments on equity interest will be variable, equity interests may not offer the same level of protection against changes in interest rates as other floating rate instruments. Equity interests are typically illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for equity interests. At times, there may be no market for equity interests, and the Fund may not be able to sell or otherwise transfer equity interests at their fair value, or at all, in the event that it determines to sell them.

Trust preferred securities risk

The risks associated with TruPS include those risks typically associated with debt securities and preferred securities, including the risk of default. TruPS are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of TruPS generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for TruPS may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many TruPS are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

Uncertain tax treatment risk

Investments in below investment grade instruments (also known as “junk bonds”) and certain other investments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these issues to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

Unrated securities risks

The Fund may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities (also known as “junk bonds”) may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

U.S. Government securities risks

Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

OTHER RISKS RELATING TO THE FUND

Cybersecurity risks

Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Fund could suffer material losses relating to cyber attacks or other information security breaches in the future. The Fund’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cybersecurity systems of issuers or third-party service providers. The Fund and its shareholders could be negatively impacted as a result.

Other investment companies risks

To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, exchange-traded funds (“ETFs”), mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

Management of the Fund

TRUSTEES

Pursuant to the Declaration of Trust (“Declaration of Trust”) and By-Laws (“By-Laws”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of seven members, five of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the organizational shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

Angel Oak serves as the Fund’s investment adviser pursuant to the terms of the investment advisory agreement between the Fund and Angel Oak (the “Investment Advisory Agreement”) and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review, on an annual basis, the Investment Advisory Agreement to determine, among other things, whether the fees payable thereunder are reasonable in light of the services provided.

INVESTMENT PERSONNEL

The Adviser’s investment team includes:

Sreeniwas (Sreeni) V. Prabhu is Chief Investment Officer of the Adviser and a Portfolio Manager of the Fund. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Johannes Palsson is a Managing Director of the Adviser and a Portfolio Manager of the Fund. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies. Prior to joining the Adviser in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.

Navid Abghari is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Fund. Prior to joining the Adviser in 2015, Mr. Abghari was an Executive Director at J.P. Morgan Securities in New York where he was responsible for managing the U.S. bespoke tranche trading desk and U.S. hedging activities of the global bespoke tranche exposure. Mr. Abghari holds a B.B.A. in Economics and Finance from the University of Georgia, graduating Summa Cum Laude with Highest Honors.

Cheryl Pate, CFA® is a Portfolio Manager at the Adviser and a Portfolio Manager of the Fund. Ms. Pate has more than 15 years’ experience in financial services and primarily focuses on investment research in the community and regional bank debt space. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she spent 10 years in equity research focusing on the financial sector. Ms. Pate led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds a B.S. in Commerce (Finance) from the University of British Columbia and an M.B.A. from Duke University’s Fuqua School of Business.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including their compensation structure, other accounts managed and ownership of shares of the Fund.

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services acts as administrator, fund accountant and transfer agent/dividend dispersing agent to the Fund pursuant to respective agreements. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Fund’s agreements with Fund Services, Fund Services will receive fees from the Fund for services performed as administrator, fund accountant and custodian. Fund Services expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.

CUSTODIAN

U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund.

Fund expenses

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

•	brokerage and commission expenses;

•

all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian and accounting services agent;

•	interest charges on any borrowings;

•	costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act;

•	taxes, if any;

•	a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund;

•	salaries and expenses of officers of the Fund, including without limitation the reimbursement of the Adviser for a portion of the Fund’s

•	Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser;

•	insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance;

•	the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders;

•	legal, auditing and accounting fees;

•	all or any portion of trade association dues or educational program expenses determined appropriate by the Board;

•	fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws;

•	fees and expenses (including legal fees) of registering and maintaining registration of its shares for listing on the NYSE or such other exchange on which the Fund’s shares may be listed;

•

all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing and reinvesting, share repurchases, and other agents for the benefit of the Fund, if any; and

•	all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

EXPENSE LIMITATION AGREEMENT

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any management fees, front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 0.25% of the Fund’s Managed Assets (the “0.25% Expense Limit”) through at least May 31, 2022 (the “0.25% Limitation Period”). Separately, the Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s Total Annual Fund Operating Expenses to 2.50% of the Fund’s net assets (together with the 0.25% Expense Limit, the “Expense Limits”) through at least June 5, 2022 (together with the 0.25% Limitation Period, the “Limitation Periods ”). Each Expense Limit may be eliminated at any time by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser. Prior to the end of a Limitation Period, the applicable Expense Limit may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to an Expense Limit if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

Management fee

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.35% of the average daily value of the Fund’s Managed Assets.

The Adviser and its affiliates, at their own expense and out of their own assets, may make payments to, or enter into arrangements with, financial intermediaries or other persons in consideration of services, arrangements, significant investments in Fund shares or other activities that the Adviser and its affiliates believe may, among other things, benefit the Fund’s business, facilitate investment in Fund shares or otherwise benefit the Fund’s shareholders. Payments of the type described above are sometimes referred to as revenue-sharing payments.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report on Form N-CSR for the period ending July 31, 2019, which is publicly filed with the SEC.

Determination of net asset value

The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board. For example, the Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board, the Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Fund, has agreed to provide the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures. The Fund’s fair value guidelines include the consideration of pricing information from one or more third-party pricing sources, which information is monitored by the Adviser daily. The Board oversees the Adviser’s implementation of the fair value guidelines established by the Board.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. Once a security is fair valued, the Fund will re-examine the appropriateness of the fair values on a regular basis. In addition, the Fund and its service providers conduct systematic comparisons of transacted prices for sold positions and the most recent valuations, including fair values, on a monthly basis. To the extent the Fund invests in mutual funds, the Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Fund may invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

Because the Fund relies on various sources to calculate its NAV, the Fund is subject to certain operational risks associated with reliance on third-party service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate its NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

Conflicts of interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by, among other things, having a portfolio manager focus on a particular investment discipline and/or reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. There has been significant growth in the number of firms organized to make investments similar to those which the Fund intends to make, which may result in increased competition to the Fund in obtaining suitable investments. Because the Adviser manages other funds and accounts with similar investments strategies as the Fund that seek to invest in these limited investment opportunities, the Adviser may have to allocate available investment opportunities among the Fund and other funds and accounts it manages. To deal with these situations, the Adviser has adopted Trade Aggregation and Allocation Policies and Procedures for allocating portfolio transactions across multiple accounts. In accordance with these procedures, at times, the Fund may receive a smaller portion of an investment opportunity than desired or certain investment opportunities may be allocated to other funds or accounts managed by the Adviser as part of the allocation procedures.

From time to time, the Fund and other funds or accounts managed by the Adviser may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. These investments could inherently give rise to conflicts of interest between or among the Fund and the other holders of various classes of securities. The Adviser and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. Prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its clients, and Fund transactions may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser has a broad range of clients and financial interests, and the Adviser may, from time to time, face conflicts of interest with respect to investments and transactions made on behalf of the Fund on one hand and the interests of other clients or its own financial interests on the other hand. For example, the Adviser has advisory and financial relationships with numerous financial institutions and the Fund may invest in, or enter into other transactions with, those same financial institutions. Although this type of conflict may provide the Adviser with an incentive to make those investments or transactions (or refrain from selling or terminating transactions) on behalf of the Fund, the Adviser has policies and procedures in place that are reasonably designed to help ensure that it makes decisions for the Fund in accordance with its obligations as investment adviser to the Fund.

Through the various activities of the Adviser and its affiliates, the Adviser and/or its affiliates may acquire material non-public information or otherwise be restricted from trading in certain potential investments that the Fund otherwise might have purchased or sold.

With respect to securities transactions for clients, the Adviser determines which dealer to use to execute each order. However, the Adviser may direct securities transactions to a particular dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Additionally, because the amount of fees paid to the Adviser for its services is based on Managed Assets, the fees paid to the Adviser will be higher if the Fund uses leverage, which may create an incentive for the Adviser to leverage the Fund or increase the Fund’s use of leverage.

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

While the Fund generally may not purchase Structured Products sponsored by the Adviser or its affiliates directly from the issuer thereof, the Fund may, under certain circumstances, purchase Structured Products sponsored by the Adviser or its affiliates from third parties in secondary market transactions. The Fund does not currently contemplate making investments in any specific investments sponsored by the Adviser or an affiliate; however, to the extent the Fund does, it will do so only as permitted under the 1940 Act and the rules thereunder. To the extent that the Fund holds Structured Products sponsored by the Adviser or its affiliates, or holds Structured Products in which the Adviser or its affiliates also hold interests, certain conflicts of interest may arise. The Fund may be limited in its ability to participate in certain transactions with the Structured Product and may not be able to dispose of its interests in the Structured Product if no secondary market exists for the interests. Even if a secondary market exists, the Adviser or its affiliates at times may possess material non-public information that may restrict the Fund’s ability to dispose of its interests in the Structured Product.

Closed-end structure

Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The shares are designed primarily for long-term investors; you should not purchase shares if you intend to sell them shortly after purchase. Shares of closed-end funds frequently trade at prices lower than their NAV. The Fund cannot predict whether the shares will trade at, above or below NAV. In addition to NAV, the trading price of the shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

Distribution policy

The Fund intends to distribute to shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Fund expects its initial distribution will be declared approximately 30 to 45 days, and paid approximately 45 to 60 days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional shares of the Fund. However, an investor can choose to receive distributions in cash. Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), dividend and capital gains distributions generally are taxable to shareholders whether they are reinvested in shares of the Fund or received in cash. Because not all investors can participate in the Plan, you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit it to include long-term capital gains as a part of its regular distributions to shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the shareholders.

Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if elected by the Fund shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gains, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the nature of the Fund’s investments. If the Fund’s total monthly distributions in any year exceed the amount of its “earnings and profits” for U.S. federal income tax purposes, any such excess would be characterized as a return of capital for federal income tax purposes. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to shareholders that is not attributable to the Fund’s earnings but represents a return of part of the shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder’s tax basis in the shares (thus reducing a shareholder’s adjusted tax basis in his or her shares), and thereafter as capital gains assuming the shares are held as a capital asset. Upon the sale of shares, a shareholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. For example, in year one, a shareholder purchased 100 shares at $10 per share. In year two, the shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the shareholder an adjusted basis of $9 per share. In year three, the shareholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, the shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600. This is intended as an example and is not indicative of the amount or character of any future distributions by the Fund or the NAV or sale price of the shares.

Although the Fund currently does not intend to do so, the Fund has the ability to declare a large portion of a distribution in shares. The Fund is not subject to restrictions on the circumstances in which it may declare a portion of a distribution in Shares but would generally anticipate doing so only in unusual situations, such as, for example if the Fund does not have sufficient cash to meet its RIC distribution requirements under the Code. Generally, were the Fund to declare such a distribution, the Fund would allow shareholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards the Fund’s RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 10% of aggregate declared distribution, for distributions declared on or before December 31, 2020, and after that, 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution is required to be allocated among the shareholder electing to receive cash (with the balance of the distribution paid in shares) under a formula provided in the applicable IRS guidance. Each shareholder electing to receive cash could be entitled to receive cash in an amount equal to at least the lesser of (1) the portion of the distribution such shareholder elected to receive in cash and (2) such shareholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of shares distributed would thus depend on the applicable percentage limitation on cash available for distribution, the shareholder’s individual elections to receive cash or stock, and the value of the shares. Each U.S. shareholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such shareholder would have received if the entire distribution had been paid in cash, even if the shareholder received all or most of the distribution in shares. This may result in U.S. shareholders having to pay tax on such distribution, even if no cash is received.

Shareholders may automatically reinvest some or all of their distributions in additional shares under the Plan. See “Dividend Reinvestment Plan.”

Dividend reinvestment plan

The Fund has adopted a Plan that provides that distributions of dividends and capital gains are automatically reinvested in shares of the Fund by Fund Services, as Plan Agent. Unless a shareholder indicates another option on the account application or otherwise opts-out, shareholders holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution payable either in cash or in shares of the Fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per share, the Fund will issue shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Fund had issued new shares.

There are no brokerage charges with respect to shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct the sale of shares through the Plan Agent are subject to a $25.00 fee plus a sales commission of $4.95 per transaction (i.e., the fee and commission are applicable every time the shareholder directs the sale of shares through the Plan Agent).

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Purchases of additional shares of the Fund will be made on the open market. There is no transaction fee, and each participant will pay a pro rata share of brokerage commissions incurred in connection with purchases made on the open market. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone or in writing. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone or in writing. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a fee currently set at $25.00 and less a sales commission currently set at $4.95. If a shareholder does not maintain at least one whole share in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to Fund Services in writing at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Description of the securities

The following is a brief description of the terms of the Fund’s common shares, preferred shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Declaration of Trust and By-Laws. For complete terms of the shares, please refer to the actual terms of the Trust, which are set forth in the Fund’s Declaration of Trust and By-Laws. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights.

Common Shares

The Fund is a non-diversified closed-end management investment company organized as a Delaware statutory trust on June 14, 2018. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board, which also has the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of each such class and series. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The Board has authorized issuance of an unlimited number of common shares. When issued, in accordance with the terms thereof, the common shares will be fully paid and non-assessable. All common shares are equal as to distributions, assets and voting privileges. Common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

Offerings of shares require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses.

The Fund’s common shares are listed on the NYSE under the symbol “FINS.” The average weekly trading volume of the common shares on the NYSE during the period from May 31, 2019, through January 31, 2020, was 200,393 shares.

The Fund’s NAV per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund. Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the Fund’s history, the range fluctuated from a 5.87% premium in February 2020 to a 30.99% discount in March 2020. As of December 31, 2020, the Fund trades at an approximate 9.66% discount to its NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels, dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.

When the Fund repurchases its common shares for a price below its NAV, the NAV of the common shares that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding common shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common shares will reduce the net income of the Fund.

Subject to the rights of any preferred shareholders, the Fund’s common shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Fund’s Declaration of Trust and By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund’s common shares. See “Description of Capital Structure—Anti-Takeover and Certain Other Provisions in the Declaration of Trust.”

Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Dividend Reinvestment Plan (“DRIP”). For a more detailed discussion of the DRIP, see “Dividend Reinvestment Plan.”

Book Entry

The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

If the Fund issues series of preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, which may be reset after an initial period, as described in the prospectus supplement accompanying the preferred shares offering.

Upon a liquidation, holders of preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other class of shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Rating Agency Guidelines. To the extent the Fund seeks a rating agency for its preferred shares, the Fund expects that it will be required under Moody’s (or other rating agency) guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody’s has established for determining discounted value. To the extent any particular portfolio holding does not satisfy the rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common shares) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P1,” “VMIG-1” or “MIG-1” by Moody’s, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

Among the modifications or amendments of the statements of preferences that would not be held to adversely affect the rights and preferences of the preferred shares would be the following:

•

a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

•

a modification of the calculation of the adjusted value of the Fund’s eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).

As described by Moody’s, the ratings (if any) assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The rating agency guidelines apply to the preferred shares, only so long as such rating agency is rating such preferred shares at the request of the Fund. The Fund may pay fees to Moody’s, and will pay fees to any other rating agency, for rating the preferred shares.

Asset Maintenance Requirements. In addition to the requirements summarized under “Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the statement of preferences of the preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or shares, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage.

Distributions. In connection with the offering additional preferred shares, an accompanying prospectus supplement will specify whether dividends on such preferred shares will be based on a constant fixed rate or a fixed rate that changes after an initial period (e.g., one year). Holders of such Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable prospectus supplement, payable with such frequency as set forth in the applicable prospectus supplement. Such distributions will accumulate from the date on which such shares are issued.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Declaration of Trust and By-Laws; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “Rating Agency Guidelines” and “Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Declaration of Trust and By-Laws and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•

the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the statement of preferences of the preferred shares or the prospectus supplement accompanying the issuance of any additional offerings of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by as great as 105% of the rating agency asset coverage.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares were to be redeemed, the Fund, at its discretion and subject to the limitations of its Declaration of Trust and By-Laws, the 1940 Act and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If fewer than all shares of a series of preferred shares are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable prospectus or prospectus supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “Redemption Procedures” and the limitations of its Declaration of Trust and By-Laws, the 1940 Act and Delaware law.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), nor more than 60 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the statement of preferences, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares will not have the right to redeem any of their shares at their option, unless specifically provided in the Fund’s Declaration of Trust and By-Laws.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this prospectus, specified in the Fund’s Declaration of Trust and By-Laws or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class. In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable statement of preferences creating such shares, then the number of Trustees constituting the Board will be adjusted such that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than thirty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

So long as any preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the applicable statement of preferences, so as to in the aggregate adversely affect any of the rights and preferences set forth in any statement of preferences with respect to such preferred shares. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which in the aggregate adversely affect the rights and preferences expressly set forth in the applicable statement of preferences with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class to the extent its rights are affected differently). Unless a higher percentage is required under the Declaration of Trust and By-Laws or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class. The phrase “vote of the holders of a majority of the outstanding preferred shares” (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Declaration of Trust and By-Laws or the issuance of additional shares of any series of preferred shares pursuant to the Declaration of Trust and By-Laws shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.

The applicable statement of preferences, including the calculation of the elements and definitions of certain terms of the rating agency guidelines, may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred shares by any rating agency then rating the preferred shares at the request of the Fund, as the case may be, and are in the aggregate in the best interests of the holders of preferred shares.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of such preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Declaration of Trust and By-Laws and applicable law, and in the best interest of existing common shareholders.

Book Entry

Fixed Rate Preferred Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co as the holder of record of such shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights.

Subscription Rights

General. We may issue subscription rights to holders of the Fund’s (i) common shares to purchase common shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of the Fund’s common shares, we would distribute certificates or other documentation evidencing the subscription rights and a prospectus supplement to common shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable prospectus supplement is expected to describe the following terms of the subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to the purchases of the rights;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash such number of common shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement, subject to any extension. After the close of business on the expiration date, all unexercised subscription rights would become void. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the subscription rights agent, or any other office indicated in the prospectus supplement, the common shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Certain provisions in the Declaration of Trust and By-Laws

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The trustees are divided into three classes, designated class I, class II, and class III. The term of class I will expire on the date of the first annual meeting of shareholders, or special meeting in lieu thereof; the term of class II will expire on the date of the second annual meeting of shareholders, or special meeting in lieu thereof; and the term of class III will expire on the date of the third annual meeting of shareholders, or special meeting in lieu thereof. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by action of at least 75% of the outstanding shares of the classes or series of shares entitled to vote for the election of such trustee, in addition to a written instrument, signed by at least 75% of the remaining trustees.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least 36 months (or since the commencement of the Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board and holders of at least 75% of the Fund’s shares outstanding and entitled to vote, if any, to authorize certain Fund transactions not in the ordinary course of business, including a merger, consolidation or share exchange; certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Fund assets; the dissolution, liquidation or termination of the Fund or a series or class of shares; the issuance of any securities of the Fund to any principal shareholder for cash, except as part of an offering in which the principal shareholder has no special right to participate as compared to other holders of the same class of shares; or any shareholder proposal regarding specific investment decisions (unless the transaction is authorized by both a majority of the trustees and 75% of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act)). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of at least 75% of the Fund’s shares outstanding and entitled to vote to authorize a conversion of the Fund from a closed-end to an open-end investment company.

POTENTIAL CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the holders of the majority of the Fund’s shares outstanding and entitled to vote, provided that, unless otherwise required by law, any preferred shares that may be issued by the Fund in the future may carry the right to vote separately on such a conversion. It also is possible that a supermajority of preferred shares could be required to approve a conversion, or that preferred shares may have other rights with respect to a conversion. Any affirmative vote or consent of shareholders or preferred shareholders shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the shares would cease to be listed on the NYSE or other national securities exchange. Any preferred shares would need to be redeemed and all or portion of any borrowings may need to be repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares may be sold at NAV plus a sales load. In addition, to the extent the Fund is merged, consolidated or converted into an open-end registered investment company, it may no longer be able to use the same investment strategies. In particular, if the Fund were to operate as an open-end investment company, it would be required to hold a greater amount of liquid assets and would be more limited in the amount of leverage it could employ, which could impact the Fund’s performance.

Limited term and Eligible Tender Offer

The Fund will terminate on or before the Termination Date; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to May 31, 2032), and (ii) once for up to an additional six months (i.e., up to November 30, 2032), in each case upon the affirmative vote of a majority of the Board and without shareholder approval. In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Fund to conduct an Eligible Tender Offer, which is a tender offer by the Fund to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Termination Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and without shareholder approval.

The Fund’s investment objective and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment of $20.00 per share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board Trustees. During the wind-down period, beginning one year before the Termination Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of the value of its net assets in the securities of financial institutions and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short-term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s Dividend Reinvestment Plan. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss upon the termination of the Fund in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes.

If the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date (i) once for up to one year (i.e., up to May 31, 2032), and (ii) once for up to an additional six months (i.e., up to November 30, 2032), in each case upon the affirmative vote of a majority of the Board and without shareholder approval. In determining whether to extend the Termination Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Board may cause the Fund to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to all shareholders to purchase shares of the Fund at a price equal to the NAV per share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date. The Board has established that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Termination Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all shares held by each shareholder; provided, that if the number of properly tendered shares would result in the Fund’s net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered shares would result in the Fund’s net assets totaling greater than the Termination Threshold, all shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. See “Risks—Limited Term Risk.” Following such completion of the Eligible Tender Offer, the Board may eliminate the Termination Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and without shareholder approval. In making a decision to eliminate the Termination Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser taking into account that the Adviser may have a potential conflict of interest in recommending to the Board that the Termination Date be eliminated and the Fund have a perpetual existence.

An Eligible Tender Offer would be made, and shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). The repurchase of tendered shares by the Fund in a tender offer would be a taxable event to shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Trustees, without shareholder approval. The Fund is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of shareholders, as described below.

Rights offerings

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its common shares to its common shareholders. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current NAV so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv)  the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Description of capital structure

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest of each class. Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit incorporated in the State of Delaware and therefore generally will not be personally liable for the Fund’s debts or obligations. The Fund intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

SHARES

Under the terms of the Declaration of Trust, all shares, when consideration for shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Except as otherwise provided by the Trustees, shares will have no preemptive or other right to subscribe to any additional shares or other securities issued by the Fund, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.

PREFERRED SHARES AND OTHER SECURITIES

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund issues preferred shares in the future, the Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 40% of the Fund’s Managed Assets. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s current income after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of current income to shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an antitakeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Tax aspects

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” As with any taxable investment, shareholders may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances. Unless otherwise noted, the following discussion applies only to a shareholder that holds shares as a capital asset and is a U.S. shareholder. A “U.S. shareholder” generally is a beneficial owner of shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

TAXATION OF THE FUND

The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will satisfy these tests if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to shareholders (including amounts that are reinvested pursuant to a dividend reinvestment program). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains, that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gains as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be, subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments, TruPS and convertible securities. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Although the Fund will seek to address these and other issues, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax, no assurances can be given that the Fund will not be adversely affected as a result of such issues.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, each shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both), in each case subject to various limitations.

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions and other income with respect to a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund shareholders, and which will be recognized by Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.

Some of the Structured Products in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of Structured Products that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such Structured Products, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other Structured Products and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs. The IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a QEF election as Qualifying RIC Income either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a Structured Product treated as CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. The IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund shareholder’s tax basis in Fund shares.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund shares. Limits on the Fund’s ability to pay dividends on Fund shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to income tax or undistributed income or the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon repurchase or liquidation of such preferred shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Fund has qualified and maintain its qualification as a RIC and has satisfied the distribution requirements described above.

TAXATION OF U.S. SHAREHOLDERS

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Properly reported distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a shareholder has owned shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital that will be applied against and reduce the shareholder’s tax basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s tax basis in its shares, the excess will be treated as gain from a sale or exchange of shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares. Generally, for U.S. federal income tax purposes, a shareholder receiving shares under a dividend reinvestment program will be treated as having received a distribution equal to the amount of cash that could have been received instead.

A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Fund shares, even if such shares are sold at a loss relative to the shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to shareholders.

Properly reported distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions are attributable to qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares. Properly reported distributions of an individual or other non-corporate shareholder will be treated as “qualified dividend income” to such shareholder to the extent of the Fund’s “qualified dividend income” and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires shares shortly before the record date of a distribution, the price of the shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such shares.

Distributions paid by the Fund generally will be treated as received by a shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The IRS requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Sale or exchange of shares

The repurchase or transfer of shares (including in connection with termination of the Fund) may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such shares. In addition, no loss will be allowed on a sale or other disposition of shares if the shareholder acquires (including through reinvestment of distributions or otherwise) shares, or enters into a contract or option to acquire shares, within 30 days before or after any disposition of such shares at a loss. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the same rate as ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

Medicare tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

Certain reporting requirements

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup withholding and information reporting

Information returns will be filed with the IRS in connection with payments on shares and the proceeds from a sale or other disposition of shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

TAXATION OF NON-U.S. SHAREHOLDERS

This subsection applies to Non-U.S. shareholders only. Persons who are U.S. shareholders should refer to “Taxation of U.S. shareholders,” above.

Whether an investment in the Fund is appropriate for a non-U.S. shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in shares.

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”), depends on whether the income that the shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income that a non-U.S. shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. shareholders.

A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. If, however, such a non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of shares will be subject to a 30% U.S. tax.

Furthermore, properly reported distributions by the Fund and received by non-U.S. shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). There can be no assurance as to what portion, if any, of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the rates applicable to, U.S. persons. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.

Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

OTHER TAXES

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Investor support services

The Fund has retained Destra Capital Advisors LLC (“Destra”) to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of financial intermediaries, communicating with the New York Stock Exchange (“NYSE”) specialist for the Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and hosting and maintaining a website for the Fund. The Fund pays Destra a services fee in an annual amount equal to 0.10% of the average daily value of the Fund’s Managed Assets through the Termination Date (as may be extended in accordance with the terms described herein). The compensation received by Destra pursuant to the investor support services agreement is for ongoing investor support services.

Fiscal year; reports

For accounting purposes, the Fund’s fiscal year and tax year is expected to end on January 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to shareholders for tax purposes will be furnished to shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Custodian, administrator and transfer agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant and transfer agent and dividend disbursing agent to the Fund. U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Fund.

Plan of distribution

We may sell the shares, being offered hereby in one or more of the following ways from time to time:

•	to underwriters or dealers for resale to the public or to institutional investors;

•	directly to institutional investors;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents to the public or to institutional investors; or

•	through a combination of any of these methods of sale.

The prospectus supplement with respect to each series of securities will state the terms of the offering of the securities, including:

•	the offering terms, including the name or names of any underwriters, dealers or agents;

•	the purchase price of the securities and the net proceeds to be received by us from the sale;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation, which compensation for any sale will in no event exceed 3.75% of the sales price;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchange on which the securities may be listed.

If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including;

•	negotiated transactions;

•	at a fixed public offering price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to prevailing market prices; or

•	at negotiated prices.

Sales of our common or preferred shares may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined under Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

If indicated in the applicable prospectus supplement, we may sell the securities through agents from time to time. The applicable prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Commissions for any sale will in no event exceed 3.75% of the sales price. Generally, any agent will be acting on a best efforts basis for the period of its appointment. We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The delayed delivery contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth any commissions we pay for solicitation of these delayed delivery contracts.

Legal counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Fund.

Additional information

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Statement of Additional Information, dated [            ], 2021, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324 or by visiting the Fund’s website at www.angeloakcapital.com. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling (855)751-4324 or by visiting www.angeloakcapital.com. In addition, the contact information provided above may be used to request additional information about the Fund and to make shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Privacy principles

The Fund does not disclose any nonpublic personal information about shareholders or former shareholders to nonaffiliated third parties except to service or manage the shareholder’s account or as permitted by law. Furthermore, the Fund restricts access to the personal information of shareholders to employees of the Adviser or service providers (for example, to a transfer agent or administrator) who need that information to provide services to the shareholder. If a shareholder closes his or her account, the Fund will continue to adhere to its privacy policy with respect to the nonpublic personal information of that shareholder. The disposal of nonpublic personal information shall be done in a secure manner as described in the Adviser’s compliance manual. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Inquiries

Inquiries concerning the Fund and the shares should be directed to:

Angel Oak Financial Strategies Income Term Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

$[●]

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Common Shares

PROSPECTUS SUPPLEMENT

[            ], 2021

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION	January 29, 2021

Filed Pursuant to Rule [            ]

File No. 333-240132

PROSPECTUS SUPPLEMENT

(To prospectus dated [            ], 2021)

Shares

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Common Shares

We are offering for sale [●] of our common shares. Our common shares are listed on the New York Stock Exchange under the symbol “FINS.” On [●], 2020, the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE was $[●].

The Fund is a non-diversified, closed-end management investment company. The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective. In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities, focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. Under normal circumstances, the Fund invests at least a majority of its net assets plus the amount of any borrowings for investment purposes in securities issued by U.S. community banks. See “Investment Objective and Strategies—Community Banking Sector Focus.” Under normal circumstances, the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions, and the Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of such financial institutions (measured at the time of purchase). The Fund also will target at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by Federal Deposit Insurance Corporation (“FDIC”) insured institutions that accept deposits and any holding company of such institutions (“depository institutions”), which includes community bank debt and securitizations of community bank debt, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The Fund will, under normal circumstances, invest at least 50% of its depository institution debt investments in debt investments rated investment grade by Standard & Poor’s Rating Group (“S&P”) or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the investment adviser to the Fund, Angel Oak Capital Advisors, LLC (the “Adviser”), to be of comparable quality based on the Adviser’s internal quantitative models. A significant portion of the Fund’s assets may be invested in investments rated below investment grade or that are unrated, including subordinated notes (commonly referred to the “residual” or “equity” tranche) in securitizations of community bank debt. Below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses.

[Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange.]

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in the common shares and retain it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us. Material that has been incorporated by reference, including the Statement of Additional Information (the “SAI”), and other information about us can be obtained from us without charge by calling (855) 751-4324 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in common shares involves certain risks that are described in the “Risk Factors” section beginning on page [    ] of the accompanying prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share			Total(1)
Public offering price	$	[	●]	$	[	●]
Underwriting discounts and commissions	$	[	●]	$	[	●]
Proceeds, before expenses, to us	$	[	●]	$	[	●]

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●], which represents approximately $[●] per share.

The underwriters may also purchase up to an additional [●] common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within [●] days after the date of this prospectus supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[●] and the total underwriting discounts and commissions would be $[●]. The underwriters are expected to deliver the common shares in book-entry form with The Depository Trust Company on or about [●].

[●], 2020

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the date of this prospectus supplement and the accompanying prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the accompanying prospectus. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the accompanying prospectus. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our common shares.

TABLE OF COMMON SHAREHOLDER FEES AND EXPENSES

Common Shareholder Transaction Expenses

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses
Sales load paid by Shareholders		[	●]%
Offering Expenses Borne by the Fund		[	●]%
Dividend Reinvestment and Cash Purchase Plan Fees (per sale fee) (4)	$	[	●]

(As a Percentage of
Average Net Assets
Attributable to Shares
(i.e., Common Shares))
Annual Fund Expenses
Management Fee (2)	[	]%
Interest Payments on Borrowed Funds (3)	[	]%
Other Expenses (4)	[	]%

Total Annual Fund Operating Expenses	[	]%

(1)

There will be no charges with respect to Shares issued directly by the Fund under the dividend reinvestment plan. However, whenever Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct a sale of Shares through the Plan Agent are subject to a fee of $[●] plus a sales commission of $[●].

(2)

The Adviser will receive a fee at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets. Consequently, since the Fund has borrowings outstanding, the Management Fee as a percentage of net assets attributable to common shares is higher than if the Fund did not utilize leverage.

(3)

Assumes the use of leverage through a credit facility in an amount equal to 33.3% of the Fund’s Managed Assets at an annual interest rate expense to the Fund of [●]%, which is based on the interest rate currently applicable under the Fund’s existing credit facility and an assumption that if the Fund issues an additional $[●] in common shares it will increase the amount of its credit facility from $[●] to $[●]. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates.

(4)	The “Other Expenses” shown in the table above and related footnotes are based upon estimated expenses for the current fiscal year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) total annual expenses of [●]% of net assets attributable to the Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV per Share. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $[●] based on the public offering price of $[●] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us. The Fund currently intends to fully invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within three months after receipt thereof. However, certain investments may be delayed up to an additional three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments.

FINANCIAL HIGHLIGHTS

[To be provided.]

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per common share and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

[To be provided.]

The last reported price for our common shares on [●] was $[●] per share.

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL COUNSEL

Certain legal matters will be passed on by Dechert LLP, 1900 K Street NW, Washington, DC 20006, counsel to the Fund in connection with the offering of the common shares. Certain legal matters will be passed on for the underwriters by [●].

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Subscription Rights to Acquire Common Shares

PROSPECTUS SUPPLEMENT

[                ], 2021

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION	January 29, 2021

Filed Pursuant to Rule [        ]

File No. 333-240132

PROSPECTUS SUPPLEMENT

(To prospectus dated [                ], 2021)

[●] Rights

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Subscription Rights to Acquire Common Shares

We are issuing [transferable] subscription rights (the “Rights”) to our common shareholders to purchase additional common shares.

The Fund is a non-diversified, closed-end management investment company. The Fund seeks current income with a secondary objective of total return. There can be no assurance that the Fund will achieve its investment objective. In pursuing its investment objective, the Fund invests primarily in debt issued by financial institutions, including subordinated debt (“sub-debt”), unrated debt, senior debt and high yield securities, focusing on those in the U.S. community bank sector. The Fund may also invest in common equity, preferred equity, convertible securities and warrants of these institutions. Under normal circumstances, the Fund invests at least a majority of its net assets plus the amount of any borrowings for investment purposes in securities issued by U.S. community banks. See “Investment Objective and Strategies—Community Banking Sector Focus.” Under normal circumstances, the Fund may also invest up to 50% of the Fund’s net assets plus the amount of any borrowings for investment purposes in similar securities of other U.S. and foreign financial services companies that are not U.S. community banks and may be of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, insurance companies and financial holding companies. Together with U.S. community banks, these types of companies are referred to as financial institutions, and the Fund will, under normal circumstances, invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of such financial institutions (measured at the time of purchase). The Fund also will target at least 80% of the Fund’s net assets plus the amount of any borrowings for investment purposes in debt issued by Federal Deposit Insurance Corporation (“FDIC”) insured institutions that accept deposits and any holding company of such institutions (“depository institutions”), which includes community bank debt and securitizations of community bank debt, which are collaterized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The Fund will, under normal circumstances, invest at least 50% of its depository institution debt investments in debt investments rated investment grade by Standard & Poor’s Rating Group (“S&P”) or of equivalent quality rating by another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the investment adviser to the Fund, Angel Oak Capital Advisors, LLC (the “Adviser”), to be of comparable quality based on the Adviser’s internal quantitative models. A significant portion of the Fund’s assets may be invested in investments rated below investment grade or that are unrated, including subordinated notes (commonly referred to the “residual” or “equity” tranche) in securitizations of community bank debt. Below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses.

The common shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “FINS.” On [●], 2020 (the last trading date prior to the common shares trading ex-Rights), the last reported net asset value per share of the common shares was $[●] and the last reported sales price per Common Share on the NYSE was $[●].

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this prospectus supplement and the accompanying prospectus before deciding whether to invest in the common shares and retain it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us. Material that has been incorporated by reference, including the Statement of Additional Information (the “SAI”), and other information about us can be obtained from us by calling (855) 751-4324 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of Rights should contact the Information Agent, [●].

Investing in common shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section beginning on page [    ] of this prospectus supplement.

SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION [OR ACCRETION] OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE [OR BELOW] THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S QUARTERLY DIVIDEND TO BE PAID ON [●], 2020, AND WILL NOT BE ENTITLED TO RECEIVE SUCH DIVIDEND.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share			Total(1)
Subscription price of common shares to shareholders exercising Rights	$	[	●]	$	[	●]
Underwriting discounts and commissions(1)	$	[	●]	$	[	●]
Proceeds, before expenses, to the Fund(2)	$	[	●]	$	[	●]

(1)	Based on a Dealer Manager solicitation fee of $[●] per Common Share.
(2)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●].

The common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2020. If the offer is extended, the common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2020.

[●], 2020

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the date of this prospectus supplement and the accompanying prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the accompanying prospectus and “Special Characteristics and Risks of the Rights Offering” in this prospectus supplement. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the accompanying prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this prospectus supplement.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offering	One transferable subscription right (a “Right”) will be issued for each common share of the Fund held on the record date. Rights are expected to trade on the [●]. The Rights will allow common shareholders to subscribe for new common shares of the Fund. [●] common shares of the Fund are outstanding as of [●], 2020. [●] Rights will be required to purchase one common share. [An over-subscription privilege will be offered [, subject to the right of the Board of Trustees of the Fund (the “Board”) to eliminate the over-subscription privilege.]] [●] common shares of the Fund will be issued if all Rights are exercised. [Additional common shares will be issued if the over-subscription privilege is exercised.] See “Terms of the Rights Offering.” Any common shares issued as a result of the Rights offering will not be record date shares for the Fund’s quarterly distribution to be paid on [●], 2020, and will not be entitled to receive such dividend.

Amount Available for Primary Subscription	Approximately $[●], before expenses.

Title	Subscription Rights to Acquire Common Shares.

Subscription Price	Rights may be exercised at a price of $[●] per common share (the “Subscription Price”). See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s common shares on [●], 2020 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	One Right will be issued in respect of each common share of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Issued Required to Purchase One Common Share	A holder of Rights may purchase one common share of the Fund for every [●] Rights exercised. The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [●]. See “Terms of the Rights Offering.”

[Over-Subscription Privilege]

[Holders of common shares on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those common shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common shares acquired pursuant to the over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the over-subscription privilege.

[In addition, in the event that the Fund’s per share net asset value at the end of the Subscription Period (described below) is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue additional common shares in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.]

[Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below).] See “Over-Subscription Privilege.”]

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be [5:00] PM Eastern Time on [●], 2020 [, unless extended] (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Rights Offering” and “Method of Exercise of Rights.”

Offering Expenses	The expenses of the offering are expected to be approximately $[●] and will be borne by holders of the Fund’s common shares. See “Use of Proceeds.”

[Solicitation Fee	$[●] per common share to broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights. See “Underwriting.”]

Sale of Rights

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●]. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the completion of the Subscription Period. For purposes of this prospectus, a “Business Day” shall mean any day on which trading is conducted on the [●].

The value of the Rights, if any, will be reflected by their market price on the [●]. Rights may be sold by individual holders or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [●], 2020, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares in any [primary or secondary] over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the [primary or secondary] over-subscription privilege, if any.

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the completion of the Subscription Period. The shares are expected to begin trading ex-Rights [●] Business Days prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the [●]. The Rights Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share or (ii) attributable to shareholders whose record addresses are outside the United States, or who have an APO or FPO address. See “Foreign Restrictions.”

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering” and “Sales by Rights Agent.”

Use of Proceeds

The Fund estimates the net proceeds of the offering to be approximately $[●]. This figure is based on the Subscription Price per share of $[●] and assumes all new common shares offered are sold and that the expenses related to the offering estimated at approximately $[●] are paid.

The Fund currently intends to fully invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within [three] months after receipt thereof. However, certain investments may be delayed up to an additional [three] months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	[●]. See “Rights Agent.”

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to shareholders of record as of [●], 2020 (“the Record Date”, and such shareholders, the “Record Date Shareholders”), Rights to subscribe for common shares of the Fund. Each Record Date Shareholder is being issued [●] transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire for $[●] (the “Subscription Price”) one new Common Share for each [●] Rights held rounded up to the nearest number of Rights evenly divisible by [●]. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, common shares may be purchased only pursuant to the exercise of Rights in integral multiples of [●]. In the case of common shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [●] of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [●], 2020, written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 2020, and ends at [5:00] PM Eastern Time on [●], 2020 (the “Expiration Date”). The right to acquire one Common Share for each [●] Rights held during the Subscription Period (or any extension thereof) at the Subscription Price will be referred to in the remainder of this prospectus supplement as the “Subscription.” Rights will expire on the Expiration Date and thereafter may not be exercised. Any common shares issued as a result of the rights offering will not be record date shares for the Fund’s quarterly dividend to be paid on [●], 2020, and will not be entitled to receive such dividend.

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A Holder of Rights will have no right to rescind a purchase after [●] (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the common shares issued pursuant to an exercise of Rights will be listed on the [●].

[Holders of Rights who are Record Date Shareholders are entitled to subscribe for additional common shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, to allotment and to the right of the Board to eliminate the over-subscription privilege. See “Over-Subscription Privilege” below.]

For purposes of determining the maximum number of common shares that may be acquired pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●]. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the completion of the Subscription Period. For purposes of this prospectus supplement, a “Business Day” means any day on which trading is conducted on the [●]. Trading of the Rights on the [●] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last [●] trading day prior to the completion of the Subscription Period. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The common shares are expected to begin trading ex-Rights [●] Business Days prior to the Record Date as determined and announced by the [●].

Nominees who hold the Fund’s common shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

[Participants in the Fund’s Dividend Reinvestment Plan (the “DRIP”) will be issued Rights in respect of the common shares held in their accounts in the DRIP. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]

Important Dates to Remember

[Please note that the dates in the table below may change if the rights offering is extended.]

EVENT	DATE
Record Date	[●], 2020
Subscription Period	[●], 2020 through [●], 2020
Expiration Date*	[●], 2020
Payment for Guarantees of Delivery Due*	[●], 2020
Issuance Date	[●], 2020**
Confirmation Date	[●], 2020

*

A shareholder exercising Rights must deliver by [5:00 PM] Eastern Time on [●], 2020, either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery and payment for shares.

**	[Unless the offer is extended to a date no later than [●], 2020.]

[Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the tenth day following the Expiration Date. If the primary or secondary over-subscription privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional common shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares, referred to as “primary over-subscription shares,” that were not purchased by other Holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common shares acquired pursuant to the over-subscription privilege are subject to allotment.

[In addition, in the event that the Fund’s per share net asset value at the end of the Subscription Period is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue additional common shares in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.]

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many common shares they are willing to acquire pursuant to the over-subscription privilege. Rights acquired in the secondary market may not participate in the over subscription privilege.

To the extent sufficient common shares are not available to fulfill all over-subscription requests, unsubscribed common shares (the “Excess Shares”) will be allocated pro-rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of common shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position	x Excess Shares Remaining
Total Record Date Position of All Over-Subscribers

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of common shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any common shares that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

The Fund has been advised that the Adviser and each of the Fund’s Trustees may exercise some or all of the Rights initially issued to them, and may request additional common shares pursuant to the over-subscription privilege. In addition, [●] or his affiliated entities may also purchase common shares during the Subscription Period and pursuant to the over-subscription privilege.]

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before [●], 2020. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, or who have an APO or FPO address. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. These sales may be effected by the Rights Agent, [●] (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $[●] per Right, provided that, if the Rights trade at a value of $0.01 or less at the time of such sale, then no commission will be charged. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by [Computershare Trust Company, N.A.,] in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager should consider the commissions and fees charged by the broker-dealer prior to selling their rights on the open market.

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Method of Selling or Transferring Rights

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [●], 2020, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares in any primary over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary over-subscription, if any.

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is [●]. The Rights Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, [●]; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the common shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise.

Completed Subscription Certificates and payment must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

Angel Oak Financial Strategies Income Term Trust

[●]

If By Overnight Courier:

Angel Oak Financial Strategies Income Term Trust

[●]

Payment for Shares

Holders of Rights who acquire common shares in the Subscription may choose between the following methods of payment:

(1)

A holder of Rights can send the Subscription Certificate, together with payment in the form of a check for the common shares subscribed for in the Rights offering and, if eligible, for any additional common shares subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price of $[●] per Common Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at the address noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of common shares. The Rights Agent will not accept cash as a means of payment for common shares.

(2)

Alternatively, a subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery from a bank, trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the common shares subscribed for in the Rights offering and, if eligible, for any additional common shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed

Subscription Certificate. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate is not received by the Rights Agent by the close of business on the third Business Day after the Expiration Date and the full payment is not received by the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number [●]; telephone number to confirm receipt [●]).

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If a holder of Rights who acquires common shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for common shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of common shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the common shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares and to enforce the relevant guarantee of payment.

Issuance and delivery of certificates from the common shares purchased are subject to collection of checks. Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date.

Within ten Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the common shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of common shares acquired pursuant to the Subscription, (ii) the number of common shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the common shares. Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within fifteen Business Days after the Expiration Date.

A holder of Rights will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check.

Holders, such as broker-dealers, trustees or depositories for securities, who hold common shares for the account of others, should notify the respective beneficial owners of the common shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of common shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees and other nominee holders that hold common shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO

THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM] EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Because the offering of the Rights will not be registered in any jurisdiction other than the United States, the Rights Agent will attempt to sell all of the Rights issued to shareholders outside of these jurisdictions and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Employee Benefit Plan and IRA Considerations

Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the common shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies, and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the common shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

TABLE OF COMMON SHAREHOLDER FEES AND EXPENSES

Common Shareholder Transaction Expenses

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses
Sales load paid by Shareholders		[	●]%
Offering Expenses Borne by the Fund		[	●]%
Dividend Reinvestment and Cash Purchase Plan Fees (per sale fee) (4)	$	[	●]

(As a Percentage of Average Net Assets Attributable to Shares (i.e., Common Shares))
Annual Fund Expenses
Management Fee (2)	[	]%
Interest Payments on Borrowed Funds (3)	[	]%
Other Expenses (4)	[	]%

Total Annual Fund Operating Expenses	[	]%

(1)

There will be no charges with respect to Shares issued directly by the Fund under the dividend reinvestment plan. However, whenever Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees. Currently, dividend reinvestment plan participants that direct a sale of Shares through the Plan Agent are subject to a fee of $[●] plus a sales commission of $[●].

(2)

The Adviser will receive a fee at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets. Consequently, since the Fund has borrowings outstanding, the Management Fee as a percentage of net assets attributable to common shares is higher than if the Fund did not utilize leverage.

(3)

Assumes the use of leverage through a credit facility in an amount equal to 33.3% of the Fund’s Managed Assets at an annual interest rate expense to the Fund of [●]%, which is based on the interest rate currently applicable under the Fund’s existing credit facility and an assumption that if the Fund issues an additional $[●] in common shares it will increase the amount of its credit facility from $[●] to $[●]. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates.

(4)	The “Other Expenses” shown in the table above and related footnotes are based upon estimated expenses for the current fiscal year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (1) total annual expenses of [●]% of net assets attributable to the Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV per Share. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$[●]	$[●]	$[●]	$[●]

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown.

USE OF PROCEEDS

We estimate the net proceeds of the Rights offering to be $[●], based on the Subscription Price per share of $[●], assuming all new common shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid and after deduction of the underwriting discounts and commissions. The Fund currently intends to fully invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within [three] months after receipt thereof. However, certain investments may be delayed up to an additional [three] months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments.

FINANCIAL HIGHLIGHTS

[To be provided.]

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per common share and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

[To be provided.]

The last reported price for our common shares on [●] was $[●] per share.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the common shares you should consider the risks associated with such an investment carefully. See “Risk Factors” in the prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:

Dilution. As with any security, the price of the Fund’s common shares fluctuates with market conditions and other factors. [The common shares are currently trading at a [premium]/[discount] to their net asset value.] However, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their common shares in a relatively short period of time following completion of this Rights offering. The net asset value of the common shares will be reduced immediately following this Rights offering as a result of the accrual of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your common shares if you do not participate in the Rights offering and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered common shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of common shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

[On the other hand, if the Subscription Price is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your common shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your common shares whether or not you participate in the offering, because:

•	the offered common shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of common shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.]

[Furthermore, if you do not participate in the Over-Subscription Privilege, if it is available, your percentage ownership may also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per share is shown by the following examples, assuming a $[●] Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV	$	[	●]
Subscription Price	$	[	●]
Reduction in NAV($)(2)	$	[	●]
Reduction in NAV(%)		[	●]%
[Scenario 2: (assumes net asset value per share is below subscription price)(1)
NAV	$	[	●]
Subscription Price	$	[	●]
Increase in NAV($)(2)	$	[	●]
Increase in NAV(%)		[	●]%

(1)	[Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised.] Actual amounts may vary due to rounding.
(2)	Assumes $[●] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this prospectus supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

The Fund’s largest shareholders could increase their percentage ownership in and control of the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.

Leverage. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease. The leverage of the Fund as of [●], 2020, was [●]%. After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to [●]%. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to holders of the common shares.

Because the fee paid to the Adviser is calculated on the basis of the Fund’s average weekly net assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Adviser will be higher (and the Adviser will be benefited to that extent) when leverage is utilized. The Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

The Fund’s leveraging strategy may not be successful.

Increase in Share Price Volatility; Decrease in Share Price. The Rights offering may result in an increase in trading of the common shares, which may increase volatility in the market price of the common shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their common shares, which would exert downward price pressure on the price of common shares.

Under-Subscription. It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering could have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.

TAXATION

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Taxation” sections in the Fund’s prospectus and Statement of Additional Information for a description of the consequences of investing in the common shares of the Fund. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a shareholder at the time the subscription right is issued.

•

The basis of a Right issued to a shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a shareholder will include the holding period of the old share.

•

No loss will be recognized by a shareholder if a Right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long term capital gain or loss if the holding period is deemed to exceed one year.

•

No gain or loss will be recognized by a shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the new Common Share) will equal the sum of the basis, if any, of the Right and the subscription price of the Right for the new Common Share. The holding period for the new Common Share does not include the time during which the Right holder held the unexercised Right and will begin no later than the date following the date when the Right is exercised.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders, with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. Investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL COUNSEL

Certain legal matters will be passed on by Dechert LLP, 1900 K Street NW, Washington, DC 20006, counsel to the Fund, in connection with this Rights offering and the offering of the common shares.

$[●]

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Preferred Shares

PROSPECTUS SUPPLEMENT

[                ], 2021

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION	January 29, 2021

Filed Pursuant to Rule [        ]

File No. 333-240132

PROSPECTUS SUPPLEMENT

(To prospectus dated [                ], 2021)

Shares

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

Preferred Shares

We are offering for sale [●] of our preferred shares. Preferred shares, par value $0.001 per share. Our common shares are traded on the New York Stock Exchange under the symbol “FINS.” On [●], the last reported share price of our common shares was $[●].

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying prospectus before investing in our preferred shares.

	Per Share	Total(1)
Public offering price	$	$

Underwriting discounts and commissions	$	$

Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $[●], which represents approximately $[●] per share.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the date of this prospectus supplement and the accompanying prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates.

Prospectus Supplement

Prospectus

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, the accompanying prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus supplement as well as in the accompanying prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of the accompanying prospectus. All forward-looking statements contained or incorporated by reference in this prospectus supplement or the accompanying prospectus are made as of the date of this prospectus supplement or the accompanying prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus supplement, the accompanying prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of the accompanying prospectus. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our preferred shares.

SUMMARY OF THE TERMS OF THE PREFERRED SHARES

Dividend Rate	The dividend rate for the initial dividend period will be [●]%.

Dividend Payment Rate	Dividends will be paid when, as and if declared on [●], [●], and [●], commencing [●]. The payment date for the initial dividend period will be [●].

Liquidation Preference	$[●] per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to [●].]

[Stock Exchange Listing]	[●]

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $[●], based on the public offering price of $[●] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us. The Fund currently intends to fully invest substantially all of the net proceeds of this offering in accordance with its investment objective and policies within [three] months after receipt thereof. However, certain investments may be delayed up to an additional [three] months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [●]%.

SPECIAL CHARACTERISTICS AND RISKS

Reinvestment Risk. The Fund may at any time redeem shares of [●] Preferred Shares to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the [●] Preferred Shares, the Fund may be obligated under the terms of the [●] Preferred Shares to redeem shares of the [●] Preferred Shares. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the [●] Preferred Shares.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the [●] Preferred Shares.

Redemption Risk. The [●] Preferred Shares is not an obligation of the Fund. The [●] Preferred Shares is junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the [●] Preferred Shares for the full redemption price.

TAXATION

[To be provided.]

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL COUNSEL

Certain legal matters will be passed on by Dechert LLP, 1900 K Street NW, Washington, DC 20006, counsel to the Fund, in connection with the offering of the common shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by [●].

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION	January 29, 2021

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

STATEMENT OF ADDITIONAL INFORMATION

[                ], 2021

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for Angel Oak Financial Strategies Income Term Trust (the “Fund”) dated [                ], 2021 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing to the Angel Oak Funds, c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324 or by visiting the Fund’s website at www.angeloakcapital.com.

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to Shareholders at least annually. Copies of the Annual Report to Shareholders may be obtained upon request, without charge, by contacting the Fund at the address or telephone number listed above.

INVESTMENT POLICIES AND RISKS

The Fund’s principal investment strategies and the risks associated with the same are described in the “Prospectus Summary” and “Investment Objective and Strategies” and “Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Borrowing. The Fund may borrow for investment purposes and for other purposes permitted by the Investment Company Act of 1940 (the “1940 Act”). Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing tends to amplify the effects on the Fund’s net asset value (“NAV”) of any change in the Fund’s portfolio securities. Borrowing subjects the Fund to costs in the form of interest, which the Fund may not recover through investment earnings. The Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Fund over the stated interest rate.

Cash Investments. When Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”) believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Collateralized Debt Obligations (“CDOs”). The Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation. CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”). The Fund may invest in CLOs, which are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Convertible Securities. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

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The Fund may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are a hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s (“S&P”), a division of the McGraw Hill Companies, or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Credit Linked Notes (“CLNs”). The Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

Cybersecurity Risk. As technology becomes more integrated into the Fund’s operations, the Fund will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity threats may result from unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cybersecurity breaches at such third-party service providers may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Fund may invest. While the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

Derivative Instruments. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

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The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (“OTC”) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Swaps. The Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

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A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Fund may recover nothing if the swap is held through the terminate date. However, if a credit event does occur, the Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Options and Futures Risk. The Fund may utilize options, including equity options, futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a

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particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities.

Common and Preferred Stock. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

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The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Fund invests in depositary receipts to obtain exposure to foreign securities markets. For purposes of the Fund’s investment policies, the Fund’s investments in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute Shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 28 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.

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In a recent referendum, citizens of the United Kingdom (the “UK”) voted to withdraw from the EU, which caused significant volatility in global financial markets. In March 2017, the UK formally triggered Article 50 of the Lisbon Treaty, launching a two-year period of negotiations regarding the terms of the UK’s withdrawal from the EU (commonly referred to as “Brexit”). There is still significant uncertainty regarding the potential consequences and precise timeframe for Brexit. During this period of uncertainty, the UK and European economies and the broader global economy may experience increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the Fund’s investments. The Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Financial Sector Risk. The Fund will invest in securities tied to the financial sector. Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. The Fund’s emphasis on community banks may make the Fund more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns that larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

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Fixed Income Securities. The Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds.” Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of Shareholders.

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Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by

S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees.

Industrial Development Bonds. The Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.

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International Securities. The Fund may invest directly in international securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of international securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in international securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Investment Company Securities. The Fund may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When the Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund invests in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index

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because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, the Fund will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Generally, under the Investment Company Act of 1940 (the “1940 Act”), a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days.

On December 19, 2018, the SEC published a proposed rule that, if adopted, would change the regulation of fund of funds arrangements. The nature of any final regulations is uncertain at this time. Such regulations could permit closed-end funds to invest in other investment companies in excess of the limits of section 12(d)(1), including those described above. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Money Market Funds. The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Municipal Securities. Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a

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variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal security fails to meet such requirements, the interest may be taxable, which could impact the value of the security.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; port, airport, and mass transit facilities; colleges and universities; and hospitals. Revenue bonds may be repaid only from the revenues of a specific facility or source. An investment in revenue bonds is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Private activity bonds are, in most cases, revenue bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, the repayment of such bonds generally depends on the revenues of a private entity. Continued ability of a private entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

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Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. The Fund will not invest more than 33 1/3% of its net assets in repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate their interest in the underlying securities. While the management of the Fund acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act and are determined to be liquid are not subject to the limitations on illiquid securities.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

Securitizations. To the extent permissible under applicable laws and regulations, including the federal interagency credit risk retention rules, codified at 17 C.F.R. Part 246 (the “U.S. Risk Retention Rules”) and applicable provisions of the 1940 Act, the Fund may securitize certain of its investments by selling certain assets to a Structured Product (or the sponsor of a Structured Product) and retaining all or most of the exposure to the performance of these investments in the form of an equity investment in the Structured Product (“Securitization”). The Fund expects that the primary use of any funds generated from Securitizations will be to make investments in portfolio securities, distribute cash to holders of the Shares and pay operating expenses, including debt service to the extent the Fund borrows or issues senior securities to fund its investments. In addition, the Fund may also invest in Structured Products sponsored by third parties.

Further, to the extent permissible under applicable laws and regulations, including the U.S. Risk Retention Rules and applicable provisions of the 1940 Act, or to the extent that alternative Securitization structures are developed in the market that would permit the Fund to enter into Securitizations, the Fund also may enter into Securitizations to finance its investments, including through the formation of one or more Structured Products, while retaining all or most of the exposure to the performance of these investments in the

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form of any equity investment in the Structured Product. Any Securitization would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations may be formed by the Fund, entered into through joint venture arrangements or, as noted above, sponsored by a third party.

Up to all of the Fund’s investments in or exposure to Securitizations and/or Structured Products may be in the equity tranches, which typically represent the first loss position in the Securitization or Structured Product. The Fund will not invest more than 30% of its net assets plus the amount of any borrowings for investment purposes in Securitizations.

The Fund may be limited in its ability to enter into Securitizations due to applicable laws and regulations, including the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. Risk Retention Rules adopted pursuant to Section 941 of Dodd-Frank. The Fund cannot assure you that, under current applicable laws, regulations and interpretations, administrative guidance and positions of the SEC, the SEC staff or other regulatory authorities or future modifications to such laws, regulations, interpretations, guidance or positions, the Fund would be able to enter into Securitizations on a timely basis, on attractive terms or at all or that alternative Securitization structures will be developed in the market that would permit the Fund to enter into securitizations.

With respect to Securitizations sponsored by a third party, there is a limited number of potential third-party sponsors for such Securitizations and the Fund may not find a suitable third-party sponsor, which may impact the Fund’s ability to enter into Securitizations on favorable terms or at all. In addition, to the extent the Fund sells securities to a third-party sponsor that forms a Structured Product, the Fund and the Adviser will no longer be able to make investment decisions related to those assets and will have no influence over the asset management of the portfolio underlying the Structured Product. However, the Fund may be exposed to the performance of those assets through its interest in the Structured Products that it purchases. As a result, the Fund will be relying on the third party, and the Fund’s ability to achieve its investment objective may depend in part on the performance of each third party in its role as sponsor. Among other things, the Fund may be subject to the risk that the third party disposes of the assets in the Structured Product, unilaterally unwinds the Structured Product, fails to meet expectations in managing the Structured Product or otherwise is unable to perform its duties, subjecting the Fund to potential losses. As a result, the values of the portfolios underlying a Structured Product could decrease as a result of decisions made by a third-party sponsor. In addition, in certain circumstances, the Fund may indemnify the third-party sponsor of a Structured Product in connection with the Fund’s sale or transfer of assets to the Structured Product, which may expose the Fund to additional risks of loss. Also, to the extent the Fund is unable to enter into Securitizations, the Fund’s performance and distributions could be negatively impacted. In addition, the Fund may be subject to the risk that a regulator could view the Fund, rather than a third party, as the appropriate “sponsor” of a Structured Product for purposes of the U.S. Risk Retention Rules, due to the facts and circumstances of the Securitization, which could result in the Fund being required, among other things, to pay damages, transfer interest and/or acquire additional asset-backed securities in the related Securitization (which may or may not be available at such time for acquisition) or be subject to cease and desist orders or other regulatory action.

If the Fund creates a Structured Product, the Fund will depend on distributions from that Structured Product’s assets out of that Structured Product’s earnings and cash flows to enable the Fund to make distributions to Shareholders. The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, performance tests (based on interest coverage or other financial ratios or other criteria) may restrict the Fund’s ability, as holder of the equity interests in the Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Fund does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Fund’s status as a regulated investment company (“RIC”), and the Fund is unable to obtain cash from other sources necessary to satisfy this requirement, the Fund could fail to maintain its status as a RIC, which would have a material adverse effect on the Fund’s financial performance.

A Securitization entered into through a joint venture would pose the risk that there is a limited number of potential joint venture partners and the Fund may not find a joint venture partner, which may impact the Fund’s ability to enter into Securitizations on favorable terms or at all. In addition, a joint venture would pose certain risks that would not be present under other Securitization arrangements. These risks include the potential for a joint venture partner to become insolvent or bankrupt or to engage in fraud or other misconduct. In addition, the Fund could be required to share decision-making authority with a joint venture partner regarding certain major decisions affecting the ownership of the joint venture, including decisions relating to the disposition of the joint venture’s property or the contribution of additional capital. Further, a joint venture partner could have or, through change of circumstances (e.g., a change in control of the joint venture partner), come to have economic or business interests that conflict with

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those of the Fund. A joint venture partner may also be structured differently from the Fund for tax purposes, which could give rise to conflicts of interest or jeopardize the Fund’s ability to qualify as a RIC. In addition, the terms of any joint venture could restrict the Fund’s power to sell or transfer its interests in a Structured Product to a third party, which could result in reduced liquidity. In addition to the foregoing, certain rules prohibiting the Fund from transacting with affiliates, mainly Section 17(a) and Section 17(d) of the 1940 Act, may limit or prohibit the Fund’s ability to enter into certain joint venture arrangements.

The Fund and/or other investors in the Structured Product ultimately bear the credit risk of the underlying collateral. In addition, a decline in the credit quality of loans in a Structured Product due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a Structured Product to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to the Fund for distribution to the Shareholders. The Fund will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the borrowers in the loans underlying the Structured Product. As a result, the values of the portfolios underlying a Structured Product could decrease as a result of decisions made by management of such borrowers.

Up to all of the Fund’s investments in or exposure to Securitizations and/or Structured Products may be in the equity tranches. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the Fund as owner of the equity interests. Any equity interests that the Fund retains in a Structured Product will not be secured by the assets of the Structured Product, and the Fund will rank behind all creditors of the Structured Product. Even though the Fund expects some of the loans that it contributes to any such Securitization to be rated below investment grade, because the Structured Product’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require the Fund to consolidate the Structured Product’s financial statements with the Fund’s financial statements, any debt issued by the Structured Product would be generally treated as if it were issued by the Fund for purposes of the asset coverage ratio applicable to the Fund. Further, there can be no assurance that a bankruptcy court, in the exercise of its broad equitable powers, would not order that the Fund’s assets and liabilities be substantively consolidated with those of a Structured Product, rather than kept separate, and that creditors of the Structured Product would have claims against the consolidated bankruptcy estate (including the Fund’s assets). If a Structured Product is not consolidated with the Fund, the Fund’s only interest in the Structured Product will be the value of its retained subordinated interest and the income allocated to it, which may be more or less than the cash the Fund received from the Structured Product, and none of the Structured Product’s liabilities would be reflected as the Fund’s liabilities. If the assets of a Structured Product are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such Structured Product may or may not be treated as borrowings by the Fund for purposes applicable limitations on the Fund’s ability to issue debt.

Short Sales. The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to stocks, ETFs and other securities. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its positions in a permissible manner. The Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short are not covered under the Advisor’s expense limitation agreements with the Fund and, therefore, these expenses will be borne by the Shareholders of the Fund.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Fund may invest in subordinated debt securities, including those issued by banks.

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U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

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Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to Shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

INVESTMENT RESTRICTIONS

Fundamental. The investment policies described below have been adopted by the Fund with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental in the Prospectus and this SAI, the Fund’s investment objective as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of Shareholders.

The fundamental policies adopted with respect to the Fund are as follows:

1. Borrowing Money. The Fund may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

2. Senior Securities. The Fund may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

3. Underwriting. The Fund may act as an underwriter of securities within the meaning of the 1933 Act, to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Real Estate. The Fund may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. This includes that the Fund may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such instruments.

5. Commodities. The Fund may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act. The Fund may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

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6. Loans. The Fund may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

7. Concentration. Under normal circumstances, the Fund will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.

The following are interpretations of the fundamental investment policies of the Fund and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Fund expects to use proceeds from borrowing for investment purposes and to satisfy Shareholder repurchase requests.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two trustees at all times and to elect a majority of trustees if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if 25% or more of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity; or (2) investments in issuers domiciled in a single jurisdiction provided

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that the Fund does not invest greater than 25% in a particular industry. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1.

Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT

Trustees and Officers

The Board is responsible for the overall management of the Fund, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Additional information about the Trustees and officers of the Fund is provided in the table below.

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Fund(2)

Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2018, Chairman since 2018; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	7	Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since April 2017); Griffin Institutional Access Real Estate Fund (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019).

Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2018; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008 –2013).	7	Director, Syntroleum Corporation (renewable energy firm) (1988–2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019).

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Keith M. Schappert 1951	Independent Trustee	Since 2018; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	7	Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (2009¬2015); Trustee, Met Investors Series Trust (2012-2015); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012-2017); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019).

Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	7	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019).

Interested Trustee of the Fund

Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2018; indefinite term	Co-CEO and Group Chief Investment Officer, Angel Oak Capital Advisors, LLC (since 2009).	7	Trustee, Angel Oak Funds Trust (since April 2015); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019).

(1)	The Fund Complex includes each series of Angel Oak Funds Trust, the Angel Oak Strategic Credit Fund and Angel Oak Dynamic Financial Strategies Income Term Trust.
(2)	The Trustees of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Fund
Dory S. Black, Esq. 1975	President	Since 2018; indefinite term	General Counsel, Angel Oak Companies (since 2014).

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Adam Langley 1967	Chief Compliance Officer	Since 2018; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Angel Oak Funds Trust (since 2015) and Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2017); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Falcons I, LLC (since 2018); Compliance Manager, Invesco Advisers, Ltd. (2013–2015).
John Hsu 1965	Secretary	Since 2021; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors (since 2018), Head of Capital Markets, Angel Oak Capital Advisors (2014-2018).
Daniel Fazioli 1981	Treasurer	Since 2018; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015);

Additional Information Concerning the Board of Trustees.

The Role of the Board

The Board oversees the management and operations of the Fund. Like all mutual funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While Angel Oak compensates the CCO for his services to the Fund, the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

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The Board has an Independent Chairman. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board and Nominating, Governance and Compliance Oversight Committee meet regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation and Risk Management Oversight Committee also receive reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Fund.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as trustees in the interests of Shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and his Trustee Attributes.

Mr. Prabhu’s Trustee Attributes.

Mr. Prabhu has over 16 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009. Mr. Prabhu has served in a variety of management roles throughout his career. The Board believes that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Cohen’s Trustee Attributes.

Mr. Cohen has over 37 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has held a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

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Mr. Albe’s Trustee Attributes.

Mr. Albe has over 31 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Schappert’s Trustee Attributes.

Mr. Schappert has over 46 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Ms. Mullins’ Trustee Attributes.

Ms. Mullins worked in the Asset Management and Mutual Funds industry at Raymond James from 1990-2010 and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, an SEC-registered investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisors Trust since 2013 and as its Chairperson since 2017. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Fund Committees

The Fund has four standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating and Governance Committee, the Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all of the Independent Trustees. The function of the Audit, Financial and Administrative Oversight Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Audit, Financial and Administrative Oversight Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund.

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee has a policy in place for considering Trustee candidates recommended by Shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by Shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Rd. NE, Suite 1725

Atlanta, GA 30326

The Committee meets on an as needed basis.

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The Compliance Oversight Committee, comprised of all the Independent Trustees assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee meets on an as needed basis.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Pricing Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Fund and responds to other matters deemed appropriate by the Board. The Valuation and Risk Management Oversight Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Fund. The Committee shall not assume any day-to-day risk management functions or activities. The Adviser and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees Fund management’s execution of its risk management responsibilities. The actions of the Valuation and Risk Management Oversight Committee are reviewed and ratified by the Board. The Valuation and Risk Management Oversight Committee meets at least annually.

Trustee Ownership of Fund Shares and Other Interests

The table below shows for each Trustee, the amount of the Fund’s equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund, as of December 31, 2019 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	A
Keith M. Schappert	A	E
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu	A	E

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

Trustee Compensation

The table below shows the estimated compensation to be paid to the Trustees for services for the fiscal year ending January 31, 2021, from the Fund Complex. The Fund Complex consists of the Fund as well as Angel Oak Strategic Credit Fund and Angel Oak Funds Trust, affiliated registrants not discussed in this SAI.

Those Trustees who are not employees of the Adviser receive an annual retainer of $50,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also receives a fee of $10,000 for each regularly scheduled meeting attended in person. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). The Fund does not have any pension nor retirement plans.

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees(1)
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$9,753	$118,000
Ira P. Cohen, Chairman	$9,753	$118,000
Andrea N. Mullins, Trustee	$9,753	$118,000
Keith M. Schappert, Trustee	$9,753	$118,000
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Trustee	$0	$0

(1)

The Fund Complex consists of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Dynamic Financial Strategies Income Term Trust, each an affiliated registrant not discussed in this SAI.

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As of December 31, 2020, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Shareholder Ownership of Fund Shares

The table below is as of December 31, 2020.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
UBS Financial Services 3710 South Parton Street Santa Ana, CA 72707-4831	Common	3,486,877	23%

Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	Common	1,782,906	12%

TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103-2226	Common	1,501,100	10%

Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Common	1,423,179	9%

RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	Common	1,171,411	8%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	Common	980,396	6%

Investment Adviser

The Fund’s Adviser is Angel Oak Capital Advisors, LLC, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326. Angel Oak Capital Advisors, LLC was formed in 2009 by Michael A. Fierman and Sreeniwas (Sreeni) V. Prabhu, Managing Partners of the Adviser.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee calculated and payable monthly in arrears at an annual rate of 1.35% of the average daily value of the Fund’s Managed Assets.

The Adviser retains the right to use the name “Angel Oak” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Fund’s right to use the name “Angel Oak” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide Shareholder services and administer Shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or Shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those Shareholders availing themselves of the bank services will be lower than to those Shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Sreeniwas V. Prabhu, Johannes Palsson, Navid Abghari, and Cheryl Pate are the Portfolio Managers of the Fund. As of January 31, 2020, the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, other than the Fund(s) for which they serve as a portfolio manager:

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
8	11	0	0	9	0
$8,436,285,491	$1,753,111,296	$0	$0	$1,018,369,946	$0

Johannes Palsson

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	1	4	0	1	0
$278,274,257	$54,132,115	$323,617,731	$0	$54,132,115	$0

Navid Abghari

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	1	4	0	2	0
$278,274,257	$54,132,115	$323,61,7731	$0	$54,132,115	$0

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Cheryl Pate

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	1	4	0	1	0
$278,274,257	$54,132,115	$323,617,731	$0	$54,132,115	$0

Compensation: The Portfolio Managers receive an annual base salary from the Adviser. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management.

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

The Fund is required to show the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Fund as of January 31, 2020:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Sreeniwas (Sreeni) V. Prabhu	$500,001-$1,000,000
Johannes Palsson	$100,001-$500,000
Navid Abghari	none
Cheryl Pate	$50,001-$100,000

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REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the shareholders for the Fund to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the NAV of the Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

PORTFOLIO TRANSACTIONS

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on their own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the applicable Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

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The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities most of the commission dollars spent on research will directly benefit clients and the Fund’s investors.

Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Fund.

Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, the aggregate amount of brokerage commissions paid by the Fund was $0.

Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of any “regular brokers or dealers” during the period May 31, 2019 (commencement of operations), through January 31, 2020.

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PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Fund which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser to the Fund, the Adviser has adopted those proxy voting policies adopted by the Fund. To the extent that the Fund’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objective, subject to the provisions of the Fund’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser will vote proxies in the best interests of the Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Fund’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Fund.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (855) 751-4324 and on the SEC’s website at www.sec.gov.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a RIC (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is subject to the qualifications set forth in the Prospectus and is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in the Fund.

Qualification as a RIC

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a RIC, the Fund will generally not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To be subject to tax as a RIC, generally the Fund must satisfy the following requirements:

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The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

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The Fund must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

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The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that the Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to repurchases of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a RIC (see discussion below on what happens if the Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you out of such income generally would be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders to the extent of dividends received by the Fund from U.S. corporations, provided that certain holding period and other requirements are met.

A portion of the Fund’s distributions paid to individuals may be treated as “qualified dividend income,” which is subject to a reduced maximum Federal income tax rate. A properly reported distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given the Fund’s investment strategies, it is not expected that a significant portion of the Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

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The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund intends to operate, each year, using a fiscal and taxable year ending January 31.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends generally will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Fund are held by at least 500 persons at all times during a taxable year, (ii) shares of the Fund are treated as regularly traded on an established securities market or (iii) shares of the Fund are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). If the Fund is not treated as a publicly offered RIC for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management fees paid to the Fund’s investment adviser and certain of the Fund’s other expenses, (ii) each such U.S. shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions are not deductible for taxable years that begin after December 31, 2017, and before January 1, 2026, and thereafter generally (i) will be deductible only to the extent that they exceed 2% of the adjusted gross income of the taxpayer, (ii) will not be deductible for purposes of the alternative minimum tax, and (iii) will be subject to the overall limitation on itemized deductions under Section 68 of the Code.

The IRS requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Although the Fund currently does not intend to do so, the Fund has the ability to declare a large portion of a distribution in shares. The Fund is not subject to restrictions on the circumstances in which it may declare a portion of a distribution in shares but would generally anticipate doing so only in unusual situations, such as, for example if the Fund does not have sufficient cash to meet its RIC distribution requirements under the Code. Generally, were the Fund to declare such a distribution, the Fund would allow shareholders to elect payment in cash and/or shares of equivalent value. Under published IRS guidance, the entire distribution will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards the Fund’s RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is required to be at least 10% of aggregate declared distribution, for distributions declared on or before December 31, 2020, and after that, 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, the cash available for distribution is required to be allocated among the shareholder electing to receive cash (with the balance of the distribution paid in shares) under a formula provided in the applicable IRS guidance. Each shareholder electing to receive cash could be entitled to receive cash in an amount equal to at least the lesser of (1) the portion of the distribution such shareholder elected to receive in cash and (2) such shareholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of shares distributed would thus depend on the applicable percentage limitation on cash available for distribution, the shareholder’s individual elections to receive cash or stock, and the value of the shares. Each U.S. shareholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such shareholder would have received if the entire distribution had been paid in cash, even if the shareholder received all or most of the distribution in shares. This may result in U.S. shareholders having to pay tax on such distribution, even if no cash is received.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount

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is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

The Fund may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

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The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. The IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a QEF election as Qualifying RIC Income either if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs. The IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a CFC as Qualifying RIC Income either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a REMIC or a TMP, or from real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”), will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the RIC did not incur any Federal income tax. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

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The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange or Repurchase of Shares

In general, you will recognize gain or loss on the sale, exchange or repurchase of Fund shares (including in connection with a termination of the Fund) in an amount equal to the difference between the proceeds of the sale, exchange or repurchase and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or repurchase of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares (including shares deemed owned by shareholders under constructive ownership rules) or does not meet certain other requirements, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes (and instead would be treated as a dividend to the extent of the Fund’s earnings and profits), and may result in deemed distributions to non-tendering shareholders. On the other hand, Shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) or meet certain other requirements will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury “backup withholding” on taxable distributions and the proceeds of repurchases of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

Foreign Income Tax

Investment income received by the Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition

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to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

Foreign shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, trusts and estates). Shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in the Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

Properly designated dividends received by a foreign shareholder from a RIC are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the RIC’s “qualified net interest income” (generally, the RIC’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over the RIC’s long-term capital loss for such taxable year). There can be no assurance that the Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Fund shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if the Fund designated all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2020, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common stock, except as described in the following table. A “principal shareholder” is any person who owns of record or beneficially 5% or more of any class of the outstanding Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of the date of this SAI, there were no control persons or principal Shareholders of the Fund. The Fund does not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

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OTHER SERVICE PROVIDERS

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, accounting agent, and transfer agent to the Fund pursuant to respective agreements. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Fund’s administration agreements with Fund Services, Fund Services will receive fees from the Fund for services performed as administrator, transfer agent and fund accountant. Fund Services expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.

The Fund paid no administration and fund accounting fees to Fund Services as of the date of this SAI because the Fund had not yet commenced investment operations.

For the period May 31, 2019 (commencement of operations) through January 31, 2020, the fees paid by the Fund to the Administrator was $81,501.

Custodian

U.S. Bank National Association (“U.S. Bank”) is the custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. U.S. Bank’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. Fund Services and U.S. Bank are affiliated entities under the common control of U.S. Bancorp.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 (the “Auditor”), has been selected as the independent registered public accounting firm for the Fund. The Auditor will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

Legal Counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Fund.

OTHER MATTERS

Code of Ethics

The Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Fund and personnel of the Fund and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

36

FINANCIAL STATEMENTS

The Fund’s financial statements are incorporated by reference from the Fund’s Annual Report for the fiscal year ended January 31, 2020 (File No. 811-23358), as filed with the SEC on Form N-CSR on April 8, 2020 (Accession No.  0001683863-20-002574) and from the Fund’s Semi-Annual Report for the fiscal period ended July 31, 2020 (File No. 811-23358), as filed with the SEC on Form N-CSR on October 8, 2020 (Accession No. 0001193125-20-266313).

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Financial Highlights

Part B:

Incorporated by reference to Registrant’s Annual Report for the fiscal year ended January 31, 2020 (File No. 811-23358), as filed with the SEC on Form N-CSR on April 8, 2020, and Semi-Annual Report for the fiscal period ended July 31, 2020 (File No. 811-23358), as filed with the SEC on Form N-CSR on October 8, 2020:

Audited Financial Statements for the period from May 31, 2019 (commencement of operations) to January 31, 2020.

Unaudited Financial Statements for the semi-annual period ended July 31, 2020.

(2)	Exhibits:

	(a)	(1) Certificate of Trust dated June 14, 2018.* (2) Declaration of Trust dated June 14, 2018.*

	(b)	By-Laws dated June 14, 2018.*

	(c)	Not applicable.

	(d)	Not applicable. Not applicable.

	(e)	Terms and Conditions of Dividend Reinvestment Plan.***

	(f)	Not applicable.

	(g)	Investment Advisory Agreement between the Registrant and Angel Oak Capital Advisors, LLC.***

	(h)	Not applicable.

	(i)	Not applicable.

	(j)	Custody Agreement between the Registrant and U.S. Bank National Association.***

(k)	(1) Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.***

(2) Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.***

(3) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.***

(4) Investor Support Services Agreement between the Registrant and Destra Capital Investments LLC.***

(5) Operating Expense Limitation Agreement dated April 26, 2019.***

(6) Operating Expense Limitation Agreement dated April 27, 2020.****

(l)	Opinion and Consent of Dechert LLP.****

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.****

(o)	Not applicable.

(p)	Subscription Agreement.***

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant.***

(2) Code of Ethics of Angel Oak Capital Advisors, LLC.*

(s)	(1) Powers of Attorney dated June 21, 2018.*

(2) Powers of Attorney dated March 4, 2019.**

(t)	Not applicable.

*	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, filed June 28, 2018.
**	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed March 21, 2019.
***	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed May 3, 2019.
****	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance or Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$10,910
Cost of Printing and Engraving	$75,000
Accounting Fees and Expenses	$5,000
Legal Fees and Expenses	$100,000
Miscellaneous	$0

Total	$190,910

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holder of Securities

As of December 31, 2020:

Title of Class	Number of Record Holders
Common Shares	5,066

Item 30. Indemnification

Reference is made to Article VII, Section 3 of Registrant’s Declaration of Trust, which is incorporated herein by reference as Exhibit (a)(2).

Reference is made to Section 11 of the Investment Advisory Agreement between Registrant and Angel Oak Capital Advisors, LLC, which is incorporated herein by reference as Exhibit (g).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Angel Oak Capital Advisors, LLC serves as the investment adviser to the Registrant. Angel Oak Capital Advisors, LLC is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Angel Oak Capital Advisors, LLC and each of its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Angel Oak Capital Advisors, LLC’s Form ADV (File No. 801-70670), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305 (records relating to its function as investment adviser to the Registrant).

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, fund accountant and transfer agent and dividend disbursing agent).

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser;

(1) if the Registrant is subject to Rule 430B: (A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)

For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue;

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta and State of Georgia on the 29th day of January, 2021.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST (A Delaware statutory trust)

By:	/s/ Dory S. Black
Dory S. Black
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Alvin R. Albe, Jr.*	Trustee	January 29, 2021
Alvin R. Albe, Jr.

/s/ Ira P. Cohen*	Trustee	January 29, 2021
Ira P. Cohen

/s/ Andrea N. Mullins*	Trustee	January 29, 2021
Andrea N. Mullins

/s/ Keith M. Schappert*	Trustee	January 29, 2021
Keith M. Schappert

/s/ Sreeniwas V. Prabhu*	Trustee	January 29, 2021
Sreeniwas V. Prabhu

/s/ Dory S. Black	President	January 29, 2021
Dory S. Black

/s/ Daniel Fazioli	Treasurer, Principal Financial Officer and Principal Accounting Officer	January 29, 2021
Daniel Fazioli

*By:	/s/ Dory S. Black
Dory S. Black
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

(k)(6)	Operating Expense Limitation Agreement dated April 27, 2020

(l)	Opinion and Consent of Dechert LLP

(n)	Consent of Independent Registered Public Accounting Firm